                                                                     EXHIBIT 4.1

================================================================================


                               INDENTURE OF TRUST


                                  by and among


                      GMAC EDUCATION LOAN FUNDING TRUST-I,


                           ZIONS FIRST NATIONAL BANK,
                              as Indenture Trustee


                                       and


                           ZIONS FIRST NATIONAL BANK,
                           as Eligible Lender Trustee


                            Dated as of March 1, 2003


================================================================================

     Reconciliation and tie between Trust Indenture Act of 1939 and Indenture of Trust dated as of March 27, 2002.

         TRUST INDENTURE ACT SECTION                          INDENTURE SECTION
Section 310(a)(1)                                                6.23
(a)(2)                                                           6.23
(b)                                                              6.09, 6.11
Section 312(b)                                                   8.14
(c)                                                              8.14
Section 313(c)                                                   3.16, 7.04
Section 314(a)                                                   3.16
(a)(4)                                                           3.17
Section 315(b)                                                   7.04
Section 317(a)(1)                                                3.18
(a)(2)                                                           6.24
Section 318(a)                                                   8.07
(c)                                                              8.07

----------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
Attention should also be directed to Section 318(c) of the 1939 Act, which provides that the provisions of Sections 310 to and including 317 of the 1939 Act are a part of and govern every qualified indenture, whether or not physically contained therein.

                                TABLE OF CONTENTS

                                                                                                          Page
                                                   ARTICLE I

                                                  DEFINITIONS

Section 1.01.     Definitions................................................................................3
Section 1.02.     Usage.....................................................................................18

                                                  ARTICLE II

                 NOTE DETAILS, FORM OF NOTES, REDEMPTION OF NOTES AND USE OF PROCEEDS OF NOTES

Section 2.01.     Note Details..............................................................................18
Section 2.02.     Execution of Notes........................................................................18
Section 2.03.     Registration, Transfer and Exchange of Notes; Persons Treated as Noteholders..............19
Section 2.04.     Transfer of Residual Notes................................................................20
Section 2.05.     Lost, Stolen, Destroyed and Mutilated Notes...............................................20
Section 2.06.     Indenture Trustee's Authentication Certificate............................................20
Section 2.07.     Cancellation and Destruction of Notes by the Indenture Trustee............................21
Section 2.08.     Temporary Notes...........................................................................21
Section 2.09.     Issuance of Notes.........................................................................21

                                                  ARTICLE III

                    PARITY AND PRIORITY OF LIEN; OTHER OBLIGATIONS; AND DERIVATIVE PRODUCTS

Section 3.01.     Parity and Priority of Lien...............................................................22
Section 3.02.     Other Obligations.........................................................................22
Section 3.03.     Derivative Products; Counterparty Derivative Payments; Issuer Derivative Payments.........23

                                                  ARTICLE IV

                           PROVISIONS APPLICABLE TO THE NOTES; DUTIES OF THE ISSUER

Section 4.01.     Payment of Principal, Interest and Premium................................................24
Section 4.02.     Representations and Warranties of the Issuer..............................................25
Section 4.03.     Covenants as to Additional Conveyances....................................................25
Section 4.04.     Further Covenants of the Issuer...........................................................25
Section 4.05.     Enforcement of the Servicing Agreement....................................................26
Section 4.06.     Procedures for Transfer of Funds..........................................................27
Section 4.07.     Additional Covenants with Respect to the Act..............................................27

Section 4.08.     Financed Student Loans; Collections Thereof; Assignment Thereof...........................28
Section 4.09.     Appointment of Agents, Etc................................................................29
Section 4.10.     Capacity to Sue...........................................................................29
Section 4.11.     Continued Existence; Successor to Issuer..................................................29
Section 4.12.     Amendment of Loan Sale Agreement..........................................................29
Section 4.13.     Representations; Negative Covenants.......................................................29
Section 4.14.     Additional Covenants......................................................................35
Section 4.15.     Providing of Notice.......................................................................36
Section 4.16.     Reports by Issuer.........................................................................36
Section 4.17.     Statement as to Compliance................................................................37
Section 4.18.     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.................37
Section 4.19.     Representations of the Issuer Regarding the Indenture Trustee's Security Interest.........37
Section 4.20.     Covenants of the Issuer Regarding the Indenture Trustee's Security Interest...............38
Section 4.21.     Tax Treatment.............................................................................39
Section 4.22.     Opinions as to Indenture Trust Estate.....................................................39

                                                   ARTICLE V

                                                     FUNDS

Section 5.01.     Creation and Continuation of Funds and Accounts...........................................39
Section 5.02.     Acquisition Fund..........................................................................40
Section 5.03.     Revenue Fund..............................................................................41
Section 5.04.     Reserve Fund..............................................................................42
Section 5.05.     Operating Fund............................................................................43
Section 5.06.     Transfers to Issuer.......................................................................44
Section 5.07.     Investment of Funds Held by Indenture Trustee.............................................44
Section 5.08.     Eligible Investments......................................................................45
Section 5.09.     Release; Sale of Financed Student Loans...................................................48
Section 5.10.     Purchase of Notes.........................................................................48

                                                  ARTICLE VI

                                             DEFAULTS AND REMEDIES

Section 6.01.     Events of Default Defined.................................................................48
Section 6.02.     Remedy on Default; Possession of Trust Estate.............................................49
Section 6.03.     Remedies on Default; Advice of Counsel....................................................51
Section 6.04.     Remedies on Default; Sale of Trust Estate.................................................51
Section 6.05.     Appointment of Receiver...................................................................52
Section 6.06.     Restoration of Position...................................................................52
Section 6.07.     Purchase of Properties by Indenture Trustee or Noteholders................................52
Section 6.08.     Application of Sale Proceeds..............................................................53
Section 6.09.     Accelerated Maturity......................................................................53

Section 6.10.     Remedies Not Exclusive....................................................................53
Section 6.11.     Direction of Indenture Trustee............................................................53
Section 6.12.     Right to Enforce in Indenture Trustee.....................................................54
Section 6.13.     Physical Possession of Obligations Not Required...........................................54
Section 6.14.     Waivers of Events of Default..............................................................54

                                                  ARTICLE VII

                                             THE INDENTURE TRUSTEE

Section 7.01.     Acceptance of Trust.......................................................................55
Section 7.02.     Recitals of Others........................................................................56
Section 7.03.     As to Filing of Indenture.................................................................56
Section 7.04.     Indenture Trustee May Act Through Agents..................................................56
Section 7.05.     Indemnification of Indenture Trustee......................................................56
Section 7.06.     Indenture Trustee's Right to Reliance.....................................................57
Section 7.07.     Compensation of Indenture Trustee.........................................................58
Section 7.08.     Indenture Trustee May Own Notes...........................................................59
Section 7.09.     Resignation of Indenture Trustee..........................................................59
Section 7.10.     Removal of Indenture Trustee..............................................................59
Section 7.11.     Successor Indenture Trustee...............................................................60
Section 7.12.     Manner of Vesting Title in Indenture Trustee..............................................60
Section 7.13.     Additional Covenants by the Indenture Trustee to Conform to the Act.......................61
Section 7.14.     Limitation With Respect to Examination of Reports.........................................61
Section 7.15.     Servicing Agreement.......................................................................61
Section 7.16.     Additional Covenants of Indenture Trustee.................................................61
Section 7.17.     Duty of Indenture Trustee with Respect to Rating Agencies.................................61
Section 7.18.     Merger of the Indenture Trustee...........................................................62
Section 7.19.     Receipt of Funds From Subservicer.........................................................62
Section 7.20.     Special Circumstances Leading to Resignation of Indenture Trustee.........................62
Section 7.21.     Survival of Indenture Trustee's Rights to Receive Compensation, Reimbursement and
                  Indemnification...........................................................................63
Section 7.22.     Corporate Trustee Required; Eligibility; Conflicting Interests............................63
Section 7.23.     Payment of Taxes and Other Governmental Charges...........................................63
Section 7.24.     Indenture Trustee May File Proofs of Claim................................................63

                                                 ARTICLE VIII

                                            SUPPLEMENTAL INDENTURES

Section 8.01.     Supplemental Indentures Not Requiring Consent of Noteholders..............................64
Section 8.02.     Supplemental Indentures Requiring Consent of Noteholders..................................66
Section 8.03.     Additional Limitation on Modification of Indenture........................................67
Section 8.04.     Notice of Defaults........................................................................67
Section 8.05.     Conformity With the Trust Indenture Act...................................................67

                                                  ARTICLE IX

                                              GENERAL PROVISIONS

Section 9.01.     Notices...................................................................................67
Section 9.02.     Covenants Bind Issuer.....................................................................68
Section 9.03.     Lien Created..............................................................................69
Section 9.04.     Severability of Lien......................................................................69
Section 9.05.     Consent of Noteholders Binds Successors...................................................69
Section 9.06.     Nonpresentment of Notes or Interest Checks................................................69
Section 9.07.     Laws Governing............................................................................69
Section 9.08.     Severability..............................................................................69
Section 9.09.     Exhibits..................................................................................70
Section 9.10.     Non-Business Days.........................................................................70
Section 9.11.     Parties Interested Herein.................................................................70
Section 9.12.     Obligations are Limited Obligations.......................................................70
Section 9.13.     Counterparty Rights.......................................................................70
Section 9.14.     Disclosure of Names and Addresses of Noteholders..........................................70
Section 9.15.     Aggregate Principal Amount of Obligations.................................................70
Section 9.16.     Financed Student Loans....................................................................70
Section 9.17.     Limitation of Liability of the Delaware Trustee...........................................71

                                                   ARTICLE X

                        PAYMENT AND CANCELLATION OF NOTES AND SATISFACTION OF INDENTURE

Section 10.01.    Trust Irrevocable.........................................................................71
Section 10.02.    Satisfaction of Indenture.................................................................71
Section 10.03.    Cancellation of Paid Notes................................................................72

                                                  ARTICLE XI

                                                  TERMINATION

Section 11.01.    Termination of the Trust..................................................................72
Section 11.02.    Notice....................................................................................72

                                                  ARTICLE XII

                                            REPORTING REQUIREMENTS

Section 12.01.    Annual Statement as to Compliance.........................................................73
Section 12.02.    Annual Independent Public Accountants' Subservicing Report................................73
Section 12.03.    Administrator's Certificate...............................................................73
Section 12.04.    Statements to Noteholders.................................................................73

EXHIBIT A         STUDENT LOAN ACQUISITION CERTIFICATE
EXHIBIT B         FORM OF ISSUER ORDER

                               INDENTURE OF TRUST

     THIS INDENTURE OF TRUST, dated as of March 1, 2003 (this "Indenture"), is by and among GMAC EDUCATION LOAN FUNDING TRUST-I, a Delaware statutory trust (the "Issuer"), ZIONS FIRST NATIONAL BANK, a national banking association, as indenture trustee (the "Indenture Trustee"), and ZIONS FIRST NATIONAL BANK, a national banking association, as eligible lender trustee (the "Eligible Lender Trustee").

                              W I T N E S S E T H :

     WHEREAS, the Issuer represents that it is duly created as a Delaware statutory trust and that it has duly authorized the execution and delivery of this Indenture, which Indenture provides for the payment of student loan asset-backed notes (the "Notes") and the payments to any Counterparty (as defined herein), all to be issued pursuant to the terms of Supplemental Indentures; and

     WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act" or "TIA"), that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions; and

     WHEREAS, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth; and

     WHEREAS, it is hereby agreed between the parties hereto, the Noteholders (the Noteholders evidencing their consent by their acceptance of the Notes) and any Counterparty (the Counterparty evidencing its consent by its execution and delivery of a Derivative Product (as defined herein)) that in the performance of any of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not be general debt on its part, but shall be secured by and payable solely from the Trust Estate, payable in such order of preference and priority as provided herein;

     NOW, THEREFORE, the Issuer (and, with respect to the legal title to the Financed Student Loans, the Eligible Lender Trustee), in consideration of the premises and acceptance by the Indenture Trustee of the trusts herein created, of the purchase and acceptance of the Notes by the Noteholders thereof, of the execution and delivery of any Derivative Product by a Counterparty and the Issuer and the acknowledgement thereof by the Indenture Trustee, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby GRANT, CONVEY, PLEDGE, TRANSFER, ASSIGN AND DELIVER to the Indenture Trustee, for the benefit of the Noteholders, any Counterparty (to secure the payment of any and all amounts which may from time to time become due and owing to a Counterparty pursuant to any Derivative Product), all of their right, title and interest in and to the moneys, rights, and properties described in the granting clauses A through F below (the "Trust Estate"), as follows:

                                GRANTING CLAUSE A

     The Revenues (other than Revenues deposited in the Operating Fund or otherwise released from the lien of the Trust Estate as provided herein);

                                GRANTING CLAUSE B

     All moneys and investments held in the Funds created under Section 5.01(a) hereof (other than the moneys and investments held in the Operating Fund);

                                GRANTING CLAUSE C

     The Financed Student Loans;

                                GRANTING CLAUSE D

     The Servicing Agreement, the Loan Sale Agreements and the Guarantee Agreements as the same relate to Financed Student Loans;

                                GRANTING CLAUSE E

     Any Derivative Product and any Counterparty Guarantee; provided, however, that this Granting Clause E shall not be for the benefit of a Counterparty with respect to its Derivative Product; and

                                GRANTING CLAUSE F

     Any and all other property, rights and interests of every kind or description that from time to time hereafter is granted, conveyed, pledged, transferred, assigned or delivered to the Indenture Trustee as additional security hereunder.

     TO HAVE AND TO HOLD the Trust Estate, whether now owned or held or hereafter acquired, unto the Indenture Trustee and its successors or assigns;

     IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit and security of all present and future Noteholders, without preference of any Note over any other, except as provided herein, and for enforcement of the payment of the Notes in accordance with their terms, and all other sums payable hereunder (including payments due and payable to any Counterparty) or on the Notes, and for the performance of and compliance with the obligations, covenants, and conditions of this Indenture, as if all the Notes and other Obligations (as defined herein) at any time Outstanding had been executed and delivered simultaneously with the execution and delivery of this Indenture;

     PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Notes and the interest due and to become due thereon, or provide fully for payment thereof as herein provided, at the times and in the manner mentioned in the Notes according to the true intent and meaning thereof, and shall make all required payments into the Funds as required under Article V hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Indenture Trustee sums sufficient to pay or to provide for payment of the entire amount due and to become so due as herein provided (including payments due and payable to any Counterparty), then this Indenture and the rights hereby granted shall cease, terminate and be void; otherwise, this Indenture shall be and remain in full force and effect;

     NOW, THEREFORE, it is mutually covenanted and agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. DEFINITIONS. In this Indenture the following terms have the following respective meanings unless the context hereof clearly requires otherwise:

     "ACCOUNTS" means any accounts established pursuant to this Indenture.

     "ACQUISITION FUND" has the meaning set forth in Section 5.02 hereof, including any Accounts and Subaccounts created therein.

     "ADD-ON CONSOLIDATION LOAN" means a Student Loan included in the Trust Estate, the principal balance of which is added to an existing Consolidation Loan during the Add-on Period, as required by the Higher Education Act.

     "ADD-ON PERIOD" means the period of 180 days after the date of origination of any Consolidation Loan acquired by the Issuer.

     "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of March 1, 2003, between the Issuer and the Administrator.

     "ADMINISTRATION FEE" means the fee set forth in the Administration Agreement from time to time.

     "ADMINISTRATOR" means GMAC Commercial Holding Capital Corp., in its capacity as administrator of the Issuer and the Financed Student Loans, and any successor thereto.

     "ADMINISTRATOR DEFAULT" has the meaning set forth in the Administration Agreement.

     "ADMINISTRATOR'S CERTIFICATE" means the certificate of the Administrator delivered pursuant to the Administration Agreement.

     "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "AUTHORIZED OFFICER" means (a) with respect to the Issuer, any officer of the Delaware Trustee who is authorized to act for the Delaware Trustee in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Delaware Trustee to the Indenture Trustee on a Closing Date (as such list may be modified or supplemented from time to time thereafter); and (b) with respect to the Sponsor, the Servicer and the Administrator, any officer or other authorized representative of the Sponsor, Servicer or the Administrator, respectively, who is authorized to act for the Sponsor, the Servicer or the Administrator, respectively, in matters relating to itself or to the Issuer and to be acted upon by the Sponsor, the Servicer or the Administrator, respectively, pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Sponsor, the Servicer and the Administrator, respectively, to the Indenture Trustee on a Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "AUTHORIZED REPRESENTATIVE" means, when used with reference to the Issuer,
(a) an Authorized Officer; or (b) the Administrator or any affiliate organization or other entity authorized by the Issuer to act on the Issuer's behalf.

     "BASIC DOCUMENTS" means the Trust Agreement, the Indenture, the Supplemental Indentures, the Eligible Lender Trust Agreements, the Loan Sale Agreements, the Servicing Agreement, the Sub-Servicing Agreements, the Administration Agreement, the Custody Agreements, the Guarantee Agreements, any Derivative Product and other documents and certificates delivered in connection with any thereof.

     "BORROWER" means an individual who is the maker of a Borrower Note and who obtains a Student Loan from an "eligible lender" in accordance with the Higher Education Act and the policies and procedures of a Guarantee Agency.

     "BORROWER NOTE" means a promissory note of a Borrower for a Student Loan set forth on the appropriate form furnished by the Guarantee Agency in which Borrower Note meets the criteria set forth by the Higher Education Act and the policies and procedures of the Guarantee Agency.

     "BUSINESS DAY" means any day other than (a) a Saturday or a Sunday; or (b) a day on which banking institutions or trust companies in the State of New York, or in the city in which the Corporate Trust Office of the Indenture Trustee is located, or the New York Stock Exchange are authorized or obligated by law, regulation or executive order to remain closed.

     "CERTIFICATE OF INSURANCE" means any Certificate evidencing a Financed Student Loan is Insured pursuant to a Contract of Insurance.

     "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "CLOSING DATE" means the date of issuance of a series of Notes under this Indenture.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Each reference to a section of the Code herein shall be deemed to include the United States Treasury Regulations, including applicable temporary and proposed regulations, relating to such section which are applicable to the Notes or the use of the proceeds thereof. A reference to any specific section of the Code shall be deemed also to be a reference to the comparable provisions of any enactment which supersedes or replaces the Code thereunder from time to time.

     "COLLATERAL" means the assets pledged as security under the granting clauses hereof.

     "COMMISSION" means the Securities and Exchange Commission.

     "CONSOLIDATION FEE" means any federal origination fee, Monthly Rebate Fee or similar fee payable to the Department relating to the origination or ownership of Consolidation Loans.

     "CONSOLIDATION LOAN" means a Student Loan made pursuant to Section 428C of the Higher Education Act to consolidate the Borrower's obligations under various federally authorized student loan programs into a single loan, as supplemented by the addition of any related Add-on Consolidation Loan.

     "CONTRACT OF INSURANCE" means the contract of insurance between the Eligible Lender and the Secretary.

     "CORPORATE TRUST OFFICE" means (a) with respect to the Indenture Trustee, the corporate trust office of the Trustee located at 717 17th Street, Suite 301, Denver, Colorado 80202, Attention: Corporate Trust Department (telephone: (720) 947-7470; facsimile: (720) 947-7480) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Sponsor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Sponsor) and (b) with respect to the Eligible Lender Trustee, the corporate trust office of the Eligible Lender Trustee located at 717 17th Street, Suite 301, Denver, Colorado 80202, Attention: Corporate Trust Department (telephone: (720) 947-7470; facsimile: (720) 947-7480) or at such other address as the Eligible Lender Trustee may designate by notice to the Sponsor or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor Eligible Lender Trustee will notify the Sponsor.

     "COUNTERPARTY" means any counterparty under a Derivative Product.

     "COUNTERPARTY DERIVATIVE PAYMENT" means any payment to be made to, or for the benefit of, the Issuer under a Derivative Product.

     "CUSTODIAN" means the Servicer or a Subservicer in its capacity as custodian of the Borrower Notes or any permitted successor Custodian.

     "CUSTODY AGREEMENT" means any Custodian Agreement among the Indenture Trustee, the Eligible Lender Trustee, the Issuer and a Custodian.

     "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "DEFERRAL" means the period defined by the Higher Education Act and the policies of the related Guarantee Agency during which a Borrower, in Repayment, is entitled to postpone making payments upon the submission of appropriate documentation.

     "DELAWARE TRUSTEE" means the Wilmington Trust Company not in its individual capacity, but solely as Delaware Trustee under the Trust Agreement, and its successors and assigns.

     "DEPARTMENT" means the United States Department of Education, an agency of the federal government.

     "DERIVATIVE PAYMENT DATE" means, with respect to a Derivative Product, any date specified in such Derivative Product on which both or either of the Issuer Derivative Payment and/or a Counterparty Derivative Payment is due and payable under such Derivative Product.

     "DERIVATIVE PRODUCT" means a written contract or agreement between the Issuer and a Counterparty, which provides that the Issuer's obligations thereunder will be conditioned on the absence of (i) a failure by the Counterparty to make any payment required thereunder when due and payable; or
(ii) a default thereunder with respect to the financial status of the Counterparty, and:

          (a) under which the Issuer is obligated to pay (whether on a net payment basis or otherwise) on one or more scheduled and specified Derivative Payment Dates, the Issuer Derivative Payments in exchange for the Counterparty's obligation to pay (whether on a net payment basis or otherwise), or to cause to be paid, to the Issuer, Counterparty Derivative Payments on one or more scheduled and specified Derivative Payment Dates in the amounts set forth in the Derivative Product;

          (b) for which the Issuer's obligation to make Issuer Derivative Payments may be secured by a pledge of and lien on the Trust Estate on an equal and ratable basis with any class of the Issuer's Outstanding Notes and which Issuer Derivative Payments may be equal in priority with any priority classification of the Issuer's Outstanding Notes; and

          (c) under which Counterparty Derivative Payments are to be made directly to the Indenture Trustee for deposit into the Revenue Fund.

     "DERIVATIVE VALUE" means the value of the Derivative Product, if any, to the Counterparty, provided that such value is defined and calculated in substantially the same manner as amounts are defined and calculated pursuant to the applicable provisions of an ISDA Master Agreement.

     "DETERMINATION DATE" means with respect to (a) a principal payment date, sixteen calendar days preceding such date, and (b) an interest payment date, the third Business Day preceding such date.

     "ELIGIBLE INVESTMENTS" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in paragraph (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

          (c) commercial paper and auction rate securities having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

          (d) investments in money market funds having a rating from each of the Rating Agencies rating such fund, in the highest investment category granted thereby provided at least one Rating Agency has rated such fund (including funds for which the Indenture Trustee, the Servicer or the Eligible Lender Trustee or any of their respective Affiliates is investment manager or advisor);

          (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; and

          (g) any other investment permitted by each of the Rating Agencies as evidenced by a Rating Confirmation delivered to the Indenture Trustee.

No obligation will be considered to be rated in the highest investment category if it has an "r" highlighter affixed to its rating.

     "ELIGIBLE LENDER" means any "Eligible Lender," as defined in the Higher Education Act, and which has received an eligible lender designation from the Secretary with respect to Student Loans made under the Higher Education Act.

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     "ELIGIBLE LENDER TRUSTEE" means Zions First National Bank, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee under the Eligible Lender Trust Agreement.

     "ELIGIBLE LENDER TRUST AGREEMENT" means the Eligible Lender Trust Agreement dated as of March 1, 2003 between the Issuer and the Eligible Lender Trustee.

     "EVENT OF BANKRUPTCY" means (a) the Issuer shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall have made a general assignment for the benefit of creditors, or shall have declared a moratorium with respect to its debts or shall have failed generally to pay its debts as they become due, or shall have taken any action to authorize any of the foregoing; or (b) an involuntary case or other proceeding shall have been commenced against the Issuer seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property provided such action or proceeding is not dismissed within 60 days.

     "EVENTS OF DEFAULT" has the meaning set forth in Article VI hereof.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FFELP LOAN" means a Student Loan made pursuant to the Higher Education
Act.

     "FINANCED" or "FINANCING," when used with respect to Student Loans, means or refers to Student Loans (a) acquired by the Issuer with balances in the Acquisition Fund or otherwise deposited in or accounted for in the Acquisition Fund or otherwise constituting a part of the Trust Estate; and (b) Student Loans substituted or exchanged for Financed Student Loans, but does not include Student Loans released from the lien of this Indenture and sold or transferred, to the extent permitted by this Indenture.

     "FINANCED STUDENT LOANS" means (a) Student Loans that, as of any date of determination, have been conveyed to the Issuer; (b) any Student Loans the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan; and (c) any Qualified Substitute Student Loans conveyed to the Issuer as provided in any Loan Sale Agreement.

     "FISCAL YEAR" means the fiscal year of the Issuer as established from time to time.

     "FITCH" means Fitch Ratings or any successor thereto.

     "GRACE" means the initial period following reduction by the student Borrower to less than the minimum course load required by the Higher Education Act, during which the student Borrower is not required to make payments on the principal amount of the Borrower Note(s).

     "GUARANTEE" or "GUARANTEED" means, with respect to a Student Loan, the insurance or guarantee by the Guarantee Agency pursuant to such Guarantee Agency's Guarantee Agreement of the maximum percentage of the principal of and accrued interest on such Student Loan allowed by the terms of the Higher Education Act with respect to such Student Loan at the time it was originated and the coverage of such Student Loan by the federal reimbursement contracts, providing, among other things, for reimbursement to the Guarantee Agency for payments made by it on defaulted Student Loans insured or guaranteed by the Guarantee Agency of at least the minimum reimbursement allowed by the Higher Education Act with respect to a particular Student Loan.

     "GUARANTEE AGENCY" means any entity authorized to guarantee student loans under the Higher Education Act and with which the Indenture Trustee maintains a Guarantee Agreement.

     "GUARANTEE AGREEMENTS" means a Guarantee or lender agreement between the Indenture Trustee and any Guarantee Agency, and any amendments thereto.

     "GUARANTEE PAYMENT" means any payment made by a Guarantee Agency pursuant to a Guarantee Agreement in respect of a Student Loan.

     "HIGHER EDUCATION ACT" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder.

     "HIGHEST PRIORITY OBLIGATIONS" means, (a) at any time when Senior Obligations are Outstanding, the Senior Obligations; (b) at any time when no Senior Obligations are Outstanding, the Subordinate Obligations; (c) at any time when no Senior Obligations or Subordinate Obligations are Outstanding, the Junior-Subordinate Obligations (and any priorities as between Junior-Subordinate Obligations as shall be established by Supplemental Indentures); and (d) at any time when no Senior Obligations, Subordinate Obligations, or Junior-Subordinate Obligations are Outstanding, the Residual Obligations.

     "INDENTURE" means this Indenture of Trust dated as of March 1, 2003, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee, as amended and supplemented from time to time.

     "INDENTURE TRUST ESTATE" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

     "INDENTURE TRUSTEE" means Zions First National Bank, a national banking association, not in its individual capacity but solely as Indenture Trustee under the Indenture.

     "INDEPENDENT" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Sponsor and any Affiliate of any of the foregoing Persons; (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Sponsor or any Affiliate of any of the foregoing Persons; and (c) is not connected with the Issuer, any such other obligor, the Sponsor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "INSOLVENCY EVENT" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty consecutive days; or
(b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "INSURANCE," "INSURED" or "INSURING" means, with respect to a Student Loan, the insuring by the Secretary under the Higher Education Act (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the Higher Education Act) of 100% of the principal of and accrued interest on such Student Loan.

     "INTEREST BENEFIT PAYMENT" means an interest payment on Student Loans received pursuant to the Higher Education Act and an agreement with the federal government, or any similar payments.

     "INTEREST SUBSIDY PAYMENTS" means payments, designated as such, consisting of interest subsidies by the Department in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

     "INVESTMENT AGREEMENT" means any investment agreement to which the Issuer has received a Rating Confirmation.

     "ISDA MASTER AGREEMENT" means the ISDA Interest Rate and Currency Exchange Agreement, copyright 1992, as amended from time to time, and as in effect with respect to any Derivative Product.

     "ISSUER" means GMAC Education Loan Funding Trust-I, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the TIA, if applicable, each other obligor on the Notes.

     "ISSUER DERIVATIVE PAYMENT" means a payment required to be made by or on behalf of the Issuer due to a Counterparty pursuant to a Derivative Product (including termination payments to be made by or on behalf of the Issuer due as a result of an Issuer default under the terms of a Derivative Product or an Event of Bankruptcy, but NOT including termination payments to be made by or on behalf of the Issuer due as a result of a Counterparty default under the terms of a Derivative Product).

     "ISSUER ORDER" or "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by an Authorized Representative and delivered to the Indenture Trustee.

     "JUNIOR-SUBORDINATE NOTES" means Notes, the principal of and interest on which is payable on a subordinated basis to the payment of the principal of and interest on the Senior Notes and the Subordinate Notes; provided, however, that any series of the Junior-Subordinate Notes need not necessarily be payable on a parity with all other series of the Junior-Subordinate Notes.

     "JUNIOR-SUBORDINATE OBLIGATIONS" means Junior-Subordinate Notes and any Derivative Product, the priority of payment of which is equal with that of any series or subseries of Junior-Subordinate Notes.

     "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Student Loan by operation of law as a result of any act or omission by the related obligor.

     "LOAN SALE AGREEMENTS" means (a) the Loan Sale Agreement dated as of March 1, 2003 among the Sponsor, the Sponsor's eligible lender trustee, the Eligible Lender Trustee and the Issuer; and (b) any other Loan Sale Agreements substantially in the form of the Loan Sale Agreement described in (a) above.

     "MASTER PROMISSORY NOTE" means a Master Promissory Note in the form mandated by Section 432(m)(1) of the Higher Education Act, as added by Pub. L. 105-244 Section 427, 112 Stat. 1702 (1998), as amended by Public Law No: 106-554
(enacted December 21, 2000) and as codified in 20 U.S.C. Section 1082(m)(1).

     "MATURITY" when used with respect to any Note, means the date on which the principal thereof becomes due and payable as therein or herein provided, whether at its Stated Maturity, by earlier redemption, by declaration of acceleration, or otherwise.

     "MPN LOAN" means a loan originated pursuant to the Federal Family Education Loan Program and the Higher Education Act and evidenced by a Master Promissory Note.

     "MOODY'S" means Moody's Investors Service, Inc. and its successors and assigns.

     "NOTE COUNSEL" means counsel to the Issuer.

     "NOTE OWNER" means, with respect to a book-entry Note, the Person who is the beneficial owner of such book-entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "NOTE OWNERSHIP INTEREST" means the right to receive payments and notices with respect to Notes which are held by the Securities Depository under a book-entry system and for which the Securities Depository does not act on behalf of the Note Owner in connection with the optional or mandatory tender of Notes on a tender date.

     "NOTEHOLDER" or "HOLDER" means, with respect to a Note, the Person in whose name a Note is registered in the Note registration books maintained by the Indenture Trustee and, with respect to a Derivative Product, the Counterparty thereunder. So long as the Notes are maintained in book entry form and such Noteholder or Holder shall be deemed to be the Securities Depository

     "NOTES" means, collectively, the Senior Notes, the Subordinate Notes, the Junior-Subordinate Notes and the Residual Notes.

     "OBLIGATIONS" means Senior Obligations, Subordinate Obligations, Junior-Subordinate Obligations and Residual Obligations.

     "OFFICERS' CERTIFICATE" means (a) in the case of the Issuer, a certificate signed by an Authorized Representative of the Issuer and delivered to the Indenture Trustee; and (b) in the case of the Sponsor, the Servicer or the Administrator, a certificate signed by any Authorized Officer of the Sponsor, the Servicer or the Administrator, as appropriate.

     "OPERATING FUND" has the meaning set forth Section 5.05 hereof.

     "OPINION OF COUNSEL" means (a) with respect to the Issuer, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee and shall be in form and substance satisfactory to the Indenture Trustee; and (b) with respect to the Sponsor, the Administrator, the Servicer or a Guarantee Agency, one or more written opinions of counsel who may be an employee of or counsel to the Sponsor, the Administrator, the Servicer or such Guarantee Agency, which counsel shall be acceptable to the Indenture Trustee, the Eligible Lender Trustee or the Rating Agencies, as applicable.

     "OUTSTANDING AMOUNT" or "OUTSTANDING" means the aggregate principal amount of all Notes outstanding at the date of determination.

     "OWNER" means the Sponsor and each of its successors in interest as beneficiaries of the Trust pursuant to the Trust Agreement.

     "OWNERSHIP PERCENTAGE" with respect to an Owner means the proportion (expressed as a percentage) of the beneficial interest in the Trust held by such Owner.

     "PAYMENT DATE" means, for any Note, any interest payment date or any mandatory regularly scheduled principal payment date designated as such in a Supplemental Indenture or its Stated Maturity.

     "PERSON" means any individual, corporation, estate, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "PRINCIPAL REDUCTION PAYMENT DATE" means, for any Note, any date described on a Supplemental Indenture for the payment of Principal Reduction Payments.

     "PRINCIPAL REDUCTION PAYMENTS" means principal payments made prior to a Stated Maturity as set forth in a Supplemental Indenture.

     "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

     "PROGRAM" means the Issuer's program for the purchase of Student Loans, as the same may be modified from time to time.

     "PROGRAM EXPENSES" means (a) the fees and expenses of the Indenture Trustee, the Eligible Lender Trustee and the Delaware Trustee (including fees and expenses of their respective counsel); (b) the fees and expenses of any auction agent, any market agent, any calculation agent and any broker-dealer then acting under a Supplemental Indenture; (c) the fees and expenses of any remarketing agent then acting under a Supplemental Indenture with respect to variable rate Notes; (d) the fees and expenses due to any credit provider of any Notes for which a credit facility or liquidity facility is in place; (e) the fees of the Administrator, the Servicer and/or Custodian under the Administration Agreement and any Servicing Agreement or Custodian Agreement; (f) the fees and expenses of the Issuer incurred in connection with the preparation of legal opinions and other authorized reports or statements attributable to the Notes and the Financed Student Loans; (g) transfer fees, purchase premiums and loan origination fees, Consolidation Loan rebate fees on Financed Student Loans;
(h) fees and expenses associated with the delivery of a substitute credit facility or liquidity facility under a Supplemental Indenture; (i) fees and expenses associated with (but not payments under) Derivative Products; (j) the costs of remarketing any variable rate Notes; and (k) expenses incurred for the Issuer's maintenance and operation of its Program as a direct consequence of this Indenture, the Notes or the Financed Student Loans; including, but not limited to, taxes, the reasonable fees and expenses of attorneys, agents, financial advisors, consultants, accountants and other professionals, attributable to such maintenance and operation, marketing expenses for the Program and a prorated portion of the rent, personnel compensation, office supplies and equipment, travel expenses and other lawful payments made to the Indenture Trustee.

     "QUALIFIED SUBSTITUTE STUDENT LOAN" means a Student Loan that was originated under the same loan program and is guaranteed by a Guarantee Agency and entitles the holder thereof to receive interest at a per annum rate of interest that is at least equal to the per annum rate of interest related to the disqualified Student Loan for which it is to be substituted.

     "RATING" means one of the rating categories of S&P, Fitch and Moody's or any other Rating Agency, provided S&P, Fitch and Moody's or any other Rating Agency, as the case may be, is currently rating the Notes at the request of the Issuer.

     "RATING AGENCY" means, collectively, Moody's, S&P and Fitch, so long as such entities are rating any of the Notes at the request of the Issuer. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Administrator, notice of which designation shall be given to the Indenture Trustee, the Eligible Lender Trustee and the Servicer.

     "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given prior notice thereof and that each of the Rating Agencies shall have issued a Rating Confirmation.

     "RATING CONFIRMATION" means, as of any date, a letter from each Rating Agency then providing a Rating for any of the Notes, confirming that the action proposed to be taken by the Issuer will not, in and of itself, result in a downgrade of any of the Ratings then applicable to the Notes, or cause any Rating Agency to suspend or withdraw the Ratings then applicable to the Notes.

     "RECOVERIES OF PRINCIPAL" means all amounts received by the Indenture Trustee from or on account of any Financed Student Loan as a recovery of the principal amount thereof, including scheduled, delinquent and advance payments, payouts or prepayments, proceeds from insurance or from the sale, assignment, transfer, reallocation or other disposition of a Financed Student Loan and any payments representing such principal from the guarantee or insurance of any Financed Student Loan net of accrued interest which will be capitalized at a later date.

     "REGULATIONS" means the Regulations promulgated from time to time by the Secretary or any Guarantee Agency guaranteeing Financed Student Loans.

     "REPAYMENT" means the period of time during which a Borrower is required to make installment payments to repay the aggregate principal amount plus accrued interest of all amounts borrowed by virtue of the Borrower Note(s) executed by such Borrower.

     "RESERVE FUND" has the meaning set forth in Section 5.04 hereof.

     "RESERVE FUND REQUIREMENT" means an amount, if any, required to be on deposit in the Reserve Fund with respect to any Notes issued pursuant to the Supplemental Indenture authorizing the issuance of such Notes.

     "RESIDUAL NOTES" means notes, the principal of and interest on which is payable on a subordinated basis to the payment of the principal of and interest on the Senior Notes, the Subordinate Notes and the Junior-Subordinate Notes and any payments required to satisfy the Reserve Fund Requirement.

     "RESIDUAL OBLIGATIONS" means Residual Notes and any Derivative Product, the priority of payment of which is equal with that of Residual Notes.

     "RESPONSIBLE OFFICER" with respect to the Indenture Trustee, means any officer assigned to the Corporate Trust Office of the Indenture Trustee, including any managing director, principal, vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "REVENUE" or "REVENUES" means all Recoveries of Principal, payments, proceeds, charges and other income received by the Indenture Trustee or the Issuer from or on account of any Financed Student Loan (including scheduled, delinquent and advance payments of and any insurance proceeds with respect to, interest, including Interest Benefit Payments, on any Financed Student Loan and any Special Allowance Payment received by the Issuer with respect to any Financed Student Loan) and all interest earned or gain realized from the investment of amounts in any Fund or Account and all payments received by the Issuer pursuant to a Derivative Product.

     "REVENUE FUND" has the meaning set forth in Section 5.03 hereof.

     "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors and assigns.

     "SECRETARY" means the Secretary of the Department, or any successor to the functions thereof under the Higher Education Act.

     "SECURITIES ACT" means the federal Securities Act of 1933, as amended.

     "SECURITIES DEPOSITORY" or "DEPOSITORY" means The Depository Trust Company and its successors and assigns or if, (a) the then Securities Depository resigns from its functions as depository of the Notes; or (b) the Issuer discontinues use of the Securities Depository, any other securities depository which agrees to follow the procedures required to be followed by a securities depository in connection with the Notes and which is selected by the Issuer with the consent of the Indenture Trustee.

     "SECURITIES EXCHANGE ACT" means the federal Securities Exchange Act of 1934, as amended.

     "SENIOR NOTES" means all Notes secured on a senior priority to the Subordinate Obligations, the Junior-Subordinate Obligations and the Residual Obligations.

     "SENIOR OBLIGATIONS" means Senior Notes and any Derivative Product, the priority of payment of which is equal with that of Senior Notes.

     "SERVICER" means GMAC Commercial Holding Capital Corp., in its capacity as servicing contractor of the Financed Student Loans or any permitted successor Servicer, under the Servicing Agreement.

     "SERVICER DEFAULT" means an event specified as such in the applicable Servicing Agreement.

     "SERVICER REPORT" contains the information specified in the applicable Subservicing Agreement.

     "SERVICING AGREEMENT" means (a) the Servicing Contractor Agreement, dated as of March 1, 2003, between the Issuer and the Servicer, as amended from time to time; and (b) any other servicing agreement approved by the Rating Agency as evidenced by a Rating Confirmation.

     "SERVICING FEE" has the meaning specified in the applicable Servicing Agreement.

     "SPECIAL ALLOWANCE PAYMENTS" means payments, designated as such, consisting of effective interest subsidies by the Department in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

     "SPONSOR" means GMAC ELF LLC, a Delaware limited liability company.

     "STATED MATURITY" means the date specified in the Notes as the fixed date on which principal of such Notes is due and payable.

     "STATUTORY TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

     "STUDENT LOAN" means an agreement to repay a disbursement of money to or on behalf of an eligible student, evidenced by a Borrower Note and guaranteed in accordance with the policies and procedures of a Guarantee Agency; provided, however, that each Student Loan shall be a FFELP Loan.

     "STUDENT LOAN ACQUISITION CERTIFICATE" means a certificate signed by an Authorized Representative of the Issuer in substantially the form attached as Exhibit A hereto.

     "SUBACCOUNT" means any of the subaccounts which may be created and established within any Account or Fund by this Indenture.

     "SUBORDINATE NOTEHOLDER" means the Noteholder of a Subordinate Note.

     "SUBORDINATE NOTES" means any Notes secured on a priority subordinate to the Senior Obligations and on a priority senior to the Junior-Subordinate Obligations and the Residual Obligations.

     "SUBORDINATE OBLIGATIONS" means Subordinate Notes and any Derivative Product, the priority of payment of which is equal with that of Subordinate Notes.

     "SUBSERVICER" means, collectively, Great Lakes Educational Loan Services, Inc., ACS Education Services, Inc. and any other subservicer and their respective successors and assigns appointed in accordance with the Servicing Agreement.

     "SUBSERVICING AGREEMENT" means (a) the Student Loan Origination and Servicing Agreement, dated as of January 28, 2003, as supplemented and amended from time to time, between the Servicer and Great Lakes Educational Loan Services, Inc.; (b) the Subservicing Agreement, dated as of _________ __, 2003, as supplemented and amended from time to time, between the Servicer and ACS Education Services, Inc.; and (c) any other subservicing agreement entered into from time to time between the Servicer and a Subservicer.

     "SUPPLEMENTAL INDENTURE" means an agreement supplemental to the Indenture, executed pursuant to Article VIII of this Indenture.

     "TRANSFER DATE" means the day fixed for the transfer of any Student Loans by the Sponsor to the Issuer pursuant to the Loan Sale Agreement.

     "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "TRUST AGREEMENT" means the Amended and Restated Trust Agreement dated as of March 1, 2003, between the Sponsor and the Delaware Trustee.

     "TRUST CERTIFICATE" means a certificate evidencing the Ownership Percentage of an Owner in substantially the form attached to the Trust Agreement.

     "TRUST ESTATE" means the property described as such in the granting clauses hereto.

     "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, as amended from time to time.

     "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

     "VALUE" on any calculation date when required under this Indenture means the value of the Trust Estate calculated by the Issuer as to (a) below and by the Indenture Trustee as to (b) and (c) below, as follows:

          (a) with respect to any Student Loan, the unpaid principal amount thereof, plus any accrued but unpaid interest, Interest Benefit Payments and Special Allowance Payments;

          (b) with respect to any funds of the Issuer held under this Indenture and on deposit in any commercial bank or as to any banker's acceptance or repurchase agreement or investment contract, the amount thereof plus accrued but unpaid interest; and

          (c) with respect to any Eligible Investments, the par value thereof plus accrued but unpaid interest.

     SECTION 1.02. USAGE.

          (a) All terms defined herein shall have the defined meanings when used in this Indenture and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined herein or in any such certificate or other document, and accounting terms partly defined herein or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms herein or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein or in any such certificate or other document shall control.

          (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Indenture refer to this Indenture as a whole and not to any particular provision or subdivision hereof; references in this Indenture to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to this Indenture; and the term "including" means "including without limitation."

          (d) The definitions contained in this Indenture are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to in this Indenture means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                NOTE DETAILS, FORM OF NOTES, REDEMPTION OF NOTES
                          AND USE OF PROCEEDS OF NOTES

     SECTION 2.01. NOTE DETAILS. The details of each series of Notes authorized pursuant to this Indenture and a Supplemental Indenture, shall be contained in the applicable Supplemental Indenture. Such details shall include, but are not limited to, the principal amount, authorized denomination, dated date, interest rate, principal maturity date, redemption provisions and registration provisions.

     SECTION 2.02. EXECUTION OF NOTES. The Notes shall be executed in the name and on behalf of the Issuer by the manual or facsimile signature of any of its Authorized Representative.

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Any Note may be signed, manually or by facsimile, or attested on behalf of the
Issuer by any person who, at the date of such act, shall hold the proper office, notwithstanding that at the date of authentication, issuance or delivery, such person may have ceased to hold such office.

     SECTION 2.03. REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; PERSONS TREATED AS NOTEHOLDERS. The Issuer shall cause books for the registration and for the transfer of the Notes as provided in this Indenture to be kept by the Indenture Trustee which is hereby appointed the transfer agent of the Issuer for the Notes. Notwithstanding such appointment and with the prior written consent of the Issuer, the Indenture Trustee is hereby authorized to make any arrangements with other institutions which it deems necessary or desirable in order that such institutions may perform the duties of transfer agent for the Notes. Upon surrender for transfer of any Note at the Corporate Trust Office of the Indenture Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Noteholder or his attorney duly authorized in writing, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, making all appropriate notations on its records, and causing the same to be made of the records of its nominees, in the name of the transferee or transferees a new fully registered Note or Notes of the same interest rate and for a like series, subseries, if any, and aggregate principal amount of the same maturity.

     Notes may be exchanged at the Corporate Trust Office of the Indenture Trustee for a like aggregate principal amount of fully registered Notes of the same series, subseries, if any, interest rate and maturity in authorized denominations. The Issuer shall execute and the Indenture Trustee shall authenticate and deliver Notes which the Noteholder making the exchange is entitled to receive, bearing numbers not contemporaneously outstanding. The execution by the Issuer of any fully registered Note of any authorized denomination shall constitute full and due authorization of such denomination and the Indenture Trustee shall thereby be authorized to authenticate and deliver such fully registered Note.

     The Indenture Trustee shall not be required to transfer or exchange any Note during the period of 15 Business Days next preceding the mailing of notice of redemption as herein provided. After the giving of such notice of redemption, the Indenture Trustee shall not be required to transfer or exchange any Note, which Note or portion thereof has been called for redemption.

     As to any Note, the person in whose name the same shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of either principal or interest on any fully registered Note shall be made only to or upon the written order of the Noteholder thereof or his legal representative but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Note to the extent of the sum or sums paid.

     The Indenture Trustee shall require the payment by any Noteholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer. The applicant for any such transfer or exchange may be required to pay all taxes and governmental charges in connection with such transfer or exchange.

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     SECTION 2.04. TRANSFER OF RESIDUAL NOTES. Notwithstanding anything to the contrary herein, no transfer of a Residual Note or any rights or benefits with respect thereto (including the right to receive principal and interest) shall be permitted unless (a) the Indenture Trustee shall have received an opinion of counsel, at the expense of the transferring owner, to the effect that such transfer will not cause the Issuer to be treated for U.S. federal income tax purposes as an association (or publicly-traded partnership) taxable as a corporation, and will not materially affect the federal income tax treatment of the Noteholders; and (b) such transfer is made pursuant to an effective registration statement under the 1933 Act and state securities laws, or is exempt from the registration requirements under the 1933 Act and state securities laws.

     The Residual Notes and any beneficial interest therein may not be acquired by or with the assets of (a) employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended; or (b) entities (including insurance company general accounts) whose underlying assets include plan assets by reason of the investment by any such plans, arrangements or accounts in such entities (a "Benefit Plan Investor"). Each transferee of a Residual Note shall be required to represent (i) that it is not a Benefit Plan Investor and is not acquiring such Residual Note with the assets of a Benefit Plan Investor; and
(ii) that if such Residual Note is subsequently deemed to be a plan asset it will dispose of such Residual Note. Each Residual Note shall bear a legend referring to the restrictions contained in this paragraph.

     SECTION 2.05. LOST, STOLEN, DESTROYED AND MUTILATED NOTES. Upon receipt by the Indenture Trustee of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and, in the case of a lost, stolen or destroyed Note, of indemnity satisfactory to it, and upon surrender and cancellation of the Note, if mutilated, (a) the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, a new Note of the same series, subseries, if any, interest rate, maturity and denomination in lieu of such lost, stolen, destroyed or mutilated Note; or (b) if such lost, stolen, destroyed or mutilated Note shall have matured or have been called for redemption, in lieu of executing and delivering a new Note as aforesaid, the Issuer may pay such Note. Any such new Note shall bear a number not contemporaneously outstanding. The applicant for any such new Note may be required to pay all taxes and governmental charges and all expenses and charges of the Issuer and of the Indenture Trustee in connection with the issuance of such Note. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing conditions are exclusive with respect to the replacement and payment of mutilated, destroyed, lost or stolen Notes, negotiable instruments or other securities.

     SECTION 2.06. INDENTURE TRUSTEE'S AUTHENTICATION CERTIFICATE. The Indenture Trustee's authentication certificate upon any Notes shall be substantially in the form provided in the Supplemental Indenture authorizing the issuance of such Notes. No Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Indenture Trustee; and such certificate of the Indenture Trustee upon any Note shall be conclusive evidence and the only competent evidence that such Note has been authenticated and delivered hereunder and under a Supplemental Indenture. The Indenture Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer or

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signatory of the Indenture Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Notes issued hereunder.

     SECTION 2.07. CANCELLATION AND DESTRUCTION OF NOTES BY THE INDENTURE TRUSTEE. Whenever any Outstanding Notes shall be delivered to the Indenture Trustee for the cancellation thereof pursuant to this Indenture, upon payment of the principal amount and interest represented thereby, or for replacement pursuant to Section 2.03 hereof, such Notes shall be promptly cancelled and, within a reasonable time, cremated or otherwise destroyed by the Indenture Trustee and counterparts of a certificate of destruction evidencing such cremation or other destruction shall be furnished by the Indenture Trustee to the Issuer.

     SECTION 2.08. TEMPORARY NOTES. Pending the preparation of definitive Notes, the Issuer may execute and the Indenture Trustee shall authenticate and deliver temporary Notes. Temporary Notes shall be issuable as fully registered Notes without coupons, of any denomination, and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Issuer. Every temporary Note shall be executed by the Issuer and be authenticated by the Indenture Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Notes. As promptly as practicable the Issuer shall execute and shall furnish definitive Notes and thereupon temporary Notes may be surrendered in exchange therefor without charge at the Corporate Trust Office of the Indenture Trustee, and the Indenture Trustee shall authenticate and deliver in exchange for such temporary Notes a like aggregate principal amount of definitive Notes. Until so exchanged the temporary Notes shall be entitled to the same benefits under this Indenture as definitive Notes.

     SECTION 2.09. ISSUANCE OF NOTES.

          (a) The Issuer shall have the authority, upon complying with the provisions of this Section 2.09, to issue and deliver from time to time Notes secured by the Trust Estate on a parity with the Senior Notes, the Subordinate Notes, the Junior-Subordinate Notes or the Residual Notes, if any, secured hereunder as shall be determined by the Issuer. In addition, the Issuer may enter into any Derivative Products it deems necessary or desirable with respect to any or all of the Notes. The payment of interest and principal on the Residual Notes shall be subordinate to the payment of interest, principal and premium, if any, due on the Senior Notes, Subordinate Notes, and Junior-Subordinate Notes and any payments required to satisfy the Reserve Fund Requirement.

          (b) No Notes shall be authenticated and delivered pursuant to this Indenture until the following conditions have been satisfied:

               (i) The Issuer and the Indenture Trustee have entered into a Supplemental Indenture (which Supplemental Indenture shall not require the approval of the Noteholders of any of the Outstanding Notes or Derivative Products) providing the terms and forms of the proposed Notes as described in Section 2.01 hereof, including the designation of such Notes as Senior Notes, Subordinate Notes, Junior-Subordinate Notes or Residual Notes, the redemption

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          and selection provisions applicable to such Notes, and the Reserve
          Fund Requirement with respect to such Notes, if any.

               (ii) The Indenture Trustee shall have received a Rating Confirmation from each Rating Agency which has assigned a Rating or Ratings to any Outstanding Notes that such Rating or Ratings will not be reduced or withdrawn as a result of the issuance of the proposed Notes.

               (iii) Upon the issuance of the proposed Notes, an amount equal to the Reserve Fund Requirement with respect to such Notes, if any, shall be deposited in the Reserve Fund.

               (iv) The Issuer and the Indenture Trustee shall have received an opinion of counsel to the effect that the issuance of the proposed Notes will not adversely affect the federal tax treatment with respect to any of the Outstanding Notes and the Issuer.

               (v) The Indenture Trustee shall have received a written order from the Issuer to authenticate and deliver the Notes.

          (c) The Indenture Trustee is authorized to set up any additional Funds or Accounts or Subaccounts under this Indenture which it deems necessary or convenient in connection with the issuance and delivery of any Notes.

                                   ARTICLE III

                 PARITY AND PRIORITY OF LIEN; OTHER OBLIGATIONS;
                             AND DERIVATIVE PRODUCTS

     SECTION 3.01. PARITY AND PRIORITY OF LIEN. The provisions, covenants and agreements herein set forth to be performed by or on behalf of the Issuer shall be for the equal benefit, protection and security of the Noteholders or any holders of the Obligations, all of which, regardless of the time or times of their issuance or maturity, shall be of equal rank without preference, priority or distinction of any of the Obligations over any other thereof, except as expressly provided in this Indenture with respect to certain payment and other priorities.

     SECTION 3.02. OTHER OBLIGATIONS. The Issuer shall not issue any Notes, incur any obligations or engage in any activities other than in connection with the purposes and powers of the Issuer as set forth in the Trust Agreement.

          (a) The Issuer shall not commingle the Funds established by this Indenture with funds, proceeds, or investment of funds relating to other issues or series of notes heretofore or hereafter issued, except to the extent such commingling is required by the Indenture Trustee for ease in administration of its duties and responsibilities; provided, however, that should the Indenture Trustee require such permitted commingling, it shall keep complete records in order that the funds, proceeds, or investments under this Indenture may at all times be identified by source and application, and if necessary, separated.

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          (b)  The Revenues and other moneys, Financed Student Loans, securities, evidences of indebtedness, interests, rights and properties pledged under this Indenture are and will be owned by the Issuer (or the Eligible Lender Trustee) free and clear of any pledge, lien, charge or encumbrance thereon or with respect thereto prior to or of equal rank with the respective pledges created by this Indenture, except as otherwise expressly provided herein, and all action on the part of the Issuer to that end has been duly and validly taken. If any Financed Student Loan is found to have been subject to a lien at the time such Financed Student Loan was acquired, the Issuer shall cause such lien to be released, shall purchase such Financed Student Loan from the Trust Estate for a purchase price equal to its principal amount plus any unamortized premium, if any, and interest accrued thereon or shall replace such Financed Student Loan with another Student Loan with substantially identical characteristics which replacement Student Loan shall be free and clear of liens at the time of such replacement. Except as otherwise provided herein, the Issuer shall not create or voluntarily permit to be created any debt, lien, or charge on the Financed Student Loans which would be on a parity with or prior to the lien of this Indenture; shall not do or omit to do or suffer to be done or omitted to be done any matter of things whatsoever whereby the lien of this Indenture or the priority of such lien for the Obligations hereby secured might or could be lost or impaired; and will pay or cause to be paid or will make adequate provisions for the satisfaction and discharge of all lawful claims and demands which if unpaid might by law be given precedence to or any equality with this Indenture as a lien or charge upon the Financed Student Loans; provided, however, that nothing in this paragraph
     (b) shall require the Issuer to pay, discharge, or make provision for any such lien, charge, claim, or demand so long as the validity thereof shall be by it in good faith contested, unless thereby, the same will endanger the security for the Obligations; and provided further that any subordinate lien hereon (i.e., subordinate to the lien securing the Senior Obligations, the Subordinate Obligations, the Junior-Subordinate Obligations and Residual Obligations) shall be entitled to no payment from the Trust Estate, nor may any remedy be exercised with respect to such subordinate lien against the Trust Estate until all Obligations have been paid or deemed paid hereunder.

     SECTION 3.03. DERIVATIVE PRODUCTS; COUNTERPARTY DERIVATIVE PAYMENTS; ISSUER DERIVATIVE PAYMENTS. The Issuer hereby authorizes and directs the Indenture Trustee to acknowledge to any Derivative Product hereafter entered into by the Issuer and a Counterparty under which (a) the Issuer may be required to make, from time to time, Issuer Derivative Payments; and (b) the Indenture Trustee may receive, from time to time, Counterparty Derivative Payments for the account of the Issuer. No Derivative Product shall be entered into unless (i) the Indenture Trustee shall have received a Rating Confirmation from each Rating Agency that such Derivative Product will not adversely affect the Rating on any of the Notes; and (ii) all Issuer Derivative Payments and Counterparty Derivative Payments are made on the third Business Day immediately preceding a Payment Date. Anything in this Indenture to the contrary notwithstanding, any Revenues representing Counterparty Derivative Payments shall not be available to make an Issuer Derivative Payment or to pay any other amounts owed to a Counterparty under a Derivative Product.

     No later than the fourth Business Day immediately preceding each Payment Date on which a Counterparty Derivative Payment or Issuer Derivative Payment is due pursuant to the

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applicable Derivative Product through and including the termination date of a
Derivative Product, the Issuer shall give written notice to the Indenture Trustee stating either (a) the amount of any Counterparty Derivative Payment due to be received by the Indenture Trustee for the account of the Issuer on the third Business Day immediately preceding such Payment Date; or (b) the amount of any Issuer Derivative Payment to be paid to the Counterparty on the third Business Day immediately preceding such Payment Date. If the Indenture Trustee fails to receive such written notification from the Issuer by the end of such fourth Business Day, it shall immediately notify the Issuer of such fact in writing.

     On the third Business Day immediately preceding each Payment Date on which a Counterparty Derivative Payment is due pursuant to the applicable Derivative Product in accordance with the written notification received from the Issuer, the Indenture Trustee shall deposit all moneys received representing such Counterparty Derivative Payment in the Revenue Fund to be applied in accordance with the provisions of Section 5.03 hereof. The Indenture Trustee shall notify the Issuer on such Business Day, if (a) the amount received from the Counterparty is not equal to the amount specified in the written notification of the Issuer, (b) no amount is received from the Counterparty, or (c) the amount received is not received in immediately available funds.

     On the third Business Day immediately preceding any Payment Date with respect to which an Issuer Derivative Payment is due in accordance with the written notification received from the Issuer or, with respect to a payment in respect of an early termination date due pursuant to the terms of a Derivative Product from the Issuer, the Indenture Trustee shall make payment to the Counterparty from moneys in the Revenue Fund of the amount of the Issuer Derivative Payment specified in such written notification of the Issuer, due on such date by the deposit or wire transfer of immediately available funds to the credit of the account of the Counterparty specified in such written notification of the Issuer, but only to the extent such payment will not result in a deficiency in the amount due on the next succeeding Payment Date to the Noteholders of any class of Obligations having a priority equal to or higher than such Counterparty under such Derivative Product.

                                   ARTICLE IV

                       PROVISIONS APPLICABLE TO THE NOTES;
                              DUTIES OF THE ISSUER

     SECTION 4.01. PAYMENT OF PRINCIPAL, INTEREST AND PREMIUM. The Issuer covenants that it will promptly pay, but solely from the Trust Estate, the principal of and interest, if any, on each and every Obligation issued under the provisions of this Indenture at the places, on the dates and in the manner specified herein and in said Obligations and any premium required for the retirement of said Obligations by purchase or redemption according to the true intent and meaning thereof. The Obligations shall be and are hereby declared to be payable from and equally secured by an irrevocable first lien on and pledge of the properties constituting the Trust Estate, subject to the application thereof as permitted by this Indenture, but in no event shall the Noteholders or any holders of the Obligations have any right to possession of any Financed Student Loans, which shall be held only by the Indenture Trustee or its agent or bailee.

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     SECTION 4.02. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer
represents and warrants that it is duly authorized under the laws of Delaware to create and issue the Notes and to execute and deliver this Indenture and any Derivative Product and to make the pledge to the payment of Notes and any Issuer Derivative Payments hereunder, that all necessary action on the part of the Issuer for the creation and issuance of the Notes and the execution and delivery of this Indenture and any Derivative Product has been duly and effectively taken; and that the Notes in the hands of the Noteholders thereof and the Issuer Derivative Payments are and will be valid and enforceable special limited obligations of the Issuer secured by and payable solely from the Trust Estate.

     SECTION 4.03. COVENANTS AS TO ADDITIONAL CONVEYANCES. At any and all times, the Issuer will duly execute, acknowledge, and deliver, or will cause to be done, executed, and delivered, all and every such further acts, conveyances, transfers, and assurances in law as the Indenture Trustee shall reasonably require for the better conveying, transferring, and pledging and confirming unto the Indenture Trustee, all and singular, the properties constituting the Trust Estate hereby transferred and pledged, or intended so to be transferred and pledged.

     SECTION 4.04. FURTHER COVENANTS OF THE ISSUER.

          (a) The Issuer will cause financing statements and continuation statements with respect thereto at all times to be filed in the office of the Secretary of the State of Delaware and any other jurisdiction necessary to perfect and maintain the security interest granted by the Issuer hereunder.

          (b) The Issuer will duly and punctually keep, observe and perform each and every term, covenant, and condition on its part to be kept, observed, and performed, contained in this Indenture and the other agreements to which the Issuer is a party pursuant to the transactions contemplated herein, and will punctually perform all duties required by the Trust Agreement and the laws of Delaware.

          (c)  The Issuer shall be operated on the basis of its Fiscal Year.

          (d) The Issuer shall cause to be kept full and proper books of records and accounts, in which full, true, and proper entries will be made of all dealings, business, and affairs of the Issuer which relate to the Notes and any Derivative Product.

          (e) The Issuer, upon written request of the Indenture Trustee, will permit at all reasonable times the Indenture Trustee or its agents, accountants, and attorneys, to examine and inspect the property, books of account, records, reports, and other data relating to the Financed Student Loans, and will furnish the Indenture Trustee such other information as it may reasonably request. The Indenture Trustee shall be under no duty to make any such examination unless requested in writing to do so by the Noteholders of not less than a majority of the principal amount of the Notes, and unless such Noteholders shall have offered the Indenture Trustee security and indemnity satisfactory to it against any costs, expenses and liabilities which might be incurred thereby.

          (f) The Issuer shall cause an annual audit to be made by an independent auditing firm of national reputation and file one copy thereof with the Indenture Trustee

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     and each Rating Agency within 150 days of the close of each Fiscal Year.
     The Indenture Trustee shall be under no obligation to review or otherwise analyze such audit.

          (g) The Issuer covenants that all Financed Student Loans upon receipt thereof shall be delivered to the Indenture Trustee or its agent or bailee to be held pursuant to this Indenture and pursuant to a Subservicing Agreement or a Custody Agreement.

          (h) Notwithstanding anything to the contrary contained herein, except upon the occurrence and during the continuance of an Event of Default hereunder, the Issuer hereby expressly reserves and retains the privilege to receive and, subject to the terms and provisions of this Indenture, to keep or dispose of, claim, bring suits upon or otherwise exercise, enforce or realize upon its rights and interest in and to the Financed Student Loans and the proceeds and collections therefrom, and neither the Indenture Trustee nor any Noteholder shall in any manner be or be deemed to be an indispensable party to the exercise of any such privilege, claim or suit and the Indenture Trustee shall be under no obligation whatsoever to exercise any such privilege, claim or suit; provided, however, that the Indenture Trustee shall have and retain possession of the Financed Student Loans pursuant to Section 5.02 hereof (which Financed Student Loans may be held by the Indenture Trustee's agent or bailee) so long as such loans are subject to the lien of this Indenture.

          (i) The Issuer shall notify the Indenture Trustee and each Rating Agency in writing prior to entering into any Derivative Product and shall not enter into any Derivative Product unless the Indenture Trustee has received a Rating Confirmation.

     SECTION 4.05. ENFORCEMENT OF THE SERVICING AGREEMENT. Regardless of whether the Issuer is otherwise in default under this Indenture, the Issuer shall comply with and shall require the Servicer to comply with the following:

          (a) diligently enforce and take all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of the Servicing Agreement;

          (b) not permit the release of the obligations of the Servicer under the Servicing Agreement except in conjunction with amendments or modifications permitted by paragraph (g) below;

          (c) at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer and of the Noteholders under or with respect to the Servicing Agreement;

          (d) at its own expense, the Issuer shall duly and punctually perform and observe each of its obligations to the Servicer under the Servicing Agreement in accordance with the terms thereof;

          (e) the Issuer agrees to give the Indenture Trustee prompt written notice of each default on the part of the Servicer of its obligations under the Servicing Agreement coming to the Issuer's attention;

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          (f)  the Issuer shall not waive any default by the Servicer under the
     Servicing Agreement without the written consent of the Indenture Trustee;
     and

          (g) not consent or agree to or permit any amendment or modification of the Servicing Agreement which will in any manner materially adversely affect the rights or security of the Noteholders. The Issuer shall be entitled to receive and rely upon an opinion of its counsel that any such amendment or modification will not materially adversely affect the rights or security of the Noteholders.

     SECTION 4.06. PROCEDURES FOR TRANSFER OF FUNDS. In any instance where this Indenture requires a transfer of funds or money from one Fund to another, a transfer of ownership in investments or an undivided interest therein may be made in any manner agreeable to the Issuer and the Indenture Trustee, and in the calculation of the amount transferred, interest on the investment which has or will accrue before the date the money is needed in the fund to which the transfer is made shall not be taken into account or considered as money on hand at the time of such transfer.

     SECTION 4.07. ADDITIONAL COVENANTS WITH RESPECT TO THE ACT. The Issuer covenants that it will cause the Indenture Trustee to be, or replace the Indenture Trustee with, an Eligible Lender under the Act, that it will acquire or cause to be acquired Student Loans originated and held only by an Eligible Lender and that it will not dispose of or deliver any Financed Student Loans or any security interest in any such Financed Student Loans to any party who is not an Eligible Lender so long as the Act or Regulations adopted thereunder require an Eligible Lender to be the owner or holder of Guaranteed Student Loans; provided, however, that nothing above shall prevent the Issuer from delivering the Student Loans to the Servicer or the Guarantee Agency. The Noteholders shall not in any circumstances be deemed to be the owner or holder of the Guaranteed Student Loans.

     The Issuer, or its designated agent, shall be responsible for each of the following actions with respect to the Act:

          (a) the Issuer, through its Authorized Representative, shall be responsible for dealing with the Secretary with respect to the rights, benefits and obligations under the Certificates of Insurance and the Contract of Insurance, and the Issuer shall be responsible for dealing with the Guarantee Agencies with respect to the rights, benefits and obligations under the Guarantee Agreements with respect to the Financed Student Loans;

          (b) the Issuer, through its Authorized Representative, shall cause to be diligently enforced, and shall cause to be taken all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Student Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder;

          (c) the Issuer, through its Authorized Representative, shall cause the Financed Student Loans to be serviced by entering into the Servicing Agreement or other

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     agreement with the Servicer, which Servicing Agreement shall require the
     Servicer to cause Subservicer to service the Financed Student Loans and provide for the collection of payments made for, and the administration of the accounts of, the Financed Student Loans;

          (d) the Issuer, through its Authorized Representative, shall comply, and shall cause all of its officers, directors, employees and agents to comply, with the provisions of the Act and any regulations or rulings thereunder, with respect to the Financed Student Loans;

          (e) the Issuer, through its Authorized Representative, shall cause the benefits of the Guarantee Agreements, the Interest Subsidy Payments and the Special Allowance Payments to flow to the Indenture Trustee. The Indenture Trustee shall have no liability for actions taken at the direction of the Issuer, except for negligence or willful misconduct in the performance of its express duties hereunder. The Indenture Trustee shall have no obligation to administer, service or collect the loans in the Trust Estate or to maintain or monitor the administration, servicing or collection of such loans; and

          (f) the Issuer, through its Authorized Representative, shall cause each Financed Eligible Loan evidenced by a Master Promissory Note in the form mandated by Section 432(m)(1) of the Higher Education Act to be acquired pursuant to a Loan Sale Agreement with the Sponsor containing language similar to the following:

               "The Sponsor hereby represents and warrants that the Sponsor is transferring all of its right title and interest in the MPN Loan to the Indenture Trustee, that it has not assigned any interest in such MPN Loan (other than security interests that have been released or ownership interests that the Sponsor has reacquired) to any person other than the Indenture Trustee, and that no prior holder of the MPN Loan has assigned any interest in such MPN Loan (other than security interests that have been released or ownership interests that such prior holder has reacquired) to any person other than a predecessor in title to the Sponsor. The Sponsor hereby covenants that the Sponsor shall not attempt to transfer to any other person any interest in any MPN Loan assigned hereunder. The Sponsor hereby authorizes the Indenture Trustee to file a UCC-1 financing statement identifying the Sponsor as debtor and the Indenture Trustee as secured party and describing the Loans sold pursuant to this Agreement. The preparation or filing of such UCC-1 financing statement is solely for additional protection of the Indenture Trustee's interest in the MPN Loans and shall not be deemed to contradict the express intent of the Sponsor and the Indenture Trustee that the transfer of MPN Loans under this Agreement is an absolute assignment of such MPN Loans and is not a transfer of such MPN Loans as security for a debt."

     SECTION 4.08. FINANCED STUDENT LOANS; COLLECTIONS THEREOF; ASSIGNMENT THEREOF. The Issuer, through the Subservicers, shall diligently collect all principal and interest payments on all Financed Student Loans, and all Interest Benefit Payments, insurance, guarantee and default claims and Special Allowance Payments which relate to such Financed Student Loans. The Issuer shall cause the filing and assignment of such claims (prior to the timely filing

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deadline for such claims under the Regulations) by the Subservicers. The Issuer will comply with the Act and Regulations which apply to the Program and to such Financed Student Loans.

     SECTION 4.09. APPOINTMENT OF AGENTS, ETC. The Issuer shall employ and appoint all employees, agents, consultants and attorneys which it may consider necessary.

     SECTION 4.10. CAPACITY TO SUE. The Issuer shall have the power and capacity to sue and to be sued on matters arising out of or relating to the financing of the Financed Student Loans.

     SECTION 4.11. CONTINUED EXISTENCE; SUCCESSOR TO ISSUER. The Issuer agrees that it will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises as a Delaware statutory trust, except as otherwise permitted by this Section 4.11. The Issuer further agrees that it will not (a) sell, transfer or otherwise dispose of all or substantially all, of its assets (except Financed Student Loans if such sale, transfer or disposition will discharge this Indenture in accordance with Article X hereof); (b) consolidate with or merge into another entity; or (c) permit one or more other corporations or entities to consolidate with or merge into it. The preceding restrictions in (a), (b) and (c) shall not apply to a transaction if the transferee or the surviving or resulting corporation or entity, if other than the Issuer, by proper written instrument for the benefit of the Indenture Trustee, irrevocably and unconditionally assumes the obligation to perform and observe the agreements and obligations of the Issuer under this Indenture.

     If a transfer is made as provided in this Section 4.11, the provisions of this Section 4.11 shall continue in full force and effect and no further transfer shall be made except in compliance with the provisions of this Section 4.11.

     SECTION 4.12. AMENDMENT OF LOAN SALE AGREEMENT. The Issuer shall notify the Indenture Trustee in writing of any proposed material amendments to any existing Loan Sale Agreement. No such material amendment shall become effective unless and until the Indenture Trustee consents thereto in writing. The consent of the Indenture Trustee shall not be unreasonably withheld and shall not be withheld if the Indenture Trustee receives an opinion of counsel acceptable to it that such an amendment is required by the Act and is not materially prejudicial to the Noteholders. Notwithstanding the foregoing, however, the Indenture Trustee shall consent to an amendment from time to time so long as it is not materially prejudicial to the interests of the Noteholders, and the Indenture Trustee may rely on an opinion of counsel to such effect. The Indenture Trustee shall not be required to execute any amendment which affects its rights, duties, immunities or indemnities.

     SECTION 4.13. REPRESENTATIONS; NEGATIVE COVENANTS.

          (a) The Issuer hereby makes the following representations and warranties to the Indenture Trustee on which the Indenture Trustee relies in authenticating the Notes and on which the Noteholders have relied in purchasing the Notes. Such representations and warranties shall survive the grant of the Trust Estate to the Indenture Trustee pursuant to this Indenture.

               (i) ORGANIZATION AND GOOD STANDING. The Issuer is duly organized and validly existing as a Delaware statutory trust and has the power and authority

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

          to own its assets and to transact the business in which it presently engages and is proposed to be conducted pursuant to this Indenture.

               (ii) DUE QUALIFICATION. The Issuer is duly qualified to do business and is in good standing, and has obtained all material necessary licenses and approvals, in all jurisdictions where the failure to be so qualified, have such good standing or have such licenses or approvals would have a material adverse effect on the Issuer's business and operations or in which the actions as required by this Indenture require or will require such qualification.

               (iii) AUTHORIZATION. The Issuer has the power, authority and legal right to execute, deliver and perform this Indenture and to grant the Trust Estate to the Indenture Trustee and the execution, delivery and performance of this Indenture and grant of the Trust Estate to the Indenture Trustee have been duly authorized by the Issuer.

               (iv) BINDING OBLIGATION. This Indenture, assuming due authorization, execution and delivery by the Indenture Trustee, constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

               (v) NO VIOLATION. The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof does not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its material properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Indenture, nor violate any law or any order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

               (vi) NO PROCEEDINGS. There are no proceedings, injunctions, writs, restraining orders or investigations to which the Issuer or any of such entity's affiliates is a party pending, or, to the best of such entity's knowledge, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Indenture; (B) seeking to prevent the issuance of any Notes or the consummation of any of the transactions contemplated by this Indenture; or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of this Indenture.

               (vii) APPROVALS. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required on the part of the Issuer in connection with the execution and delivery of this Indenture have been taken or obtained on or prior to the Date of Issuance.

               (viii) PLACE OF BUSINESS. The Issuer's place of business and office is located at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

               (ix) TAXES. The Issuer has filed (or caused to be filed) all federal, state, county, local and foreign income, franchise and other tax returns required to be filed by it through the date hereof, and has paid all taxes reflected as due thereon. There is no pending dispute with any taxing authority that, if determined adversely to the Issuer, would result in the assertion by any taxing authority of any material tax deficiency, and the Issuer has no knowledge of a proposed liability for any tax year to be imposed upon such entity's properties or assets for which there is not an adequate reserve reflected in such entity's current financial statements.

               (x) LEGAL NAME. The legal name of the Issuer is "GMAC Education Loan Funding Trust-I" and has not changed since its inception. The Issuer has no tradenames, fictitious names, assumed names or "dba's" under which it conducts its business and has made no filing in respect of any such name.

               (xi) BUSINESS PURPOSE. The Issuer has acquired the Financed Student Loans conveyed to it under a Loan Sale Agreement for a bona fide business purpose and has undertaken the transactions contemplated herein as principal rather than as an agent of any other person. The Issuer has adopted and operated consistently with all formalities with respect to its operations and has engaged in no other activities other than those specified in this Indenture and the Loan Sale Agreement and in accordance with the transactions contemplated herein and therein.

               (xii) COMPLIANCE WITH LAWS. The Issuer is in compliance with all applicable laws and regulations with respect to the conduct of its business and has obtained and maintains all permits, licenses and other approvals as are necessary for the conduct of its operations.

               (xiii) VALID BUSINESS REASONS; NO FRAUDULENT TRANSFERS. The transactions contemplated by this Indenture are in the ordinary course of the Issuer's business and the Issuer has valid business reasons for granting the Trust Estate pursuant to this Indenture. At the time of each such grant: (A) the Issuer granted the Trust Estate to the Indenture Trustee without any intent to hinder, delay or defraud any current or future creditor of the Issuer; (B) the Issuer was not insolvent and did not become insolvent as a result of any such grant; (C) the Issuer was not engaged and was not about to engage in any business or transaction for which any property remaining with such entity was an unreasonably small capital or for which the remaining assets of such entity are unreasonably small in relation to the business of such entity or the transaction; (D) the Issuer did not intend to incur, and did not believe or should not have reasonably believed, that it would incur, debts beyond its ability to pay as they become due; and (E) the consideration received by the Issuer for the grant of the Trust Estate was reasonably equivalent to the value of the related grant.

               (xiv) NO MANAGEMENT OF AFFAIRS OF SPONSOR. The Issuer is not and will not be involved in the day-to-day management of the Sponsor.

               (xv) ABILITY TO PERFORM. There has been no material impairment in the ability of the Issuer to perform its obligations under this Indenture.

               (xvi) FINANCIAL CONDITION. No material adverse change has occurred in the Issuer's financial status since the date of its formation.

               (xvii) EVENT OF DEFAULT. No Event of Default has occurred and no event has occurred that, with the giving of notice, the passage of time, or both, would become an Event of Default.

               (xviii) ACQUISITION OF FINANCED STUDENT LOANS LEGAL. The Issuer has complied with all applicable federal, state and local laws and regulations in connection with its acquisition of the Financed Student Loans from the Sponsor.

          (b)  The Issuer will not:

               (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture;

               (ii) claim any credit on, or make any deduction from, the principal amount of any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

               (iii) except as otherwise provided herein, dissolve or liquidate in whole or in part, except with the prior written consent of the Indenture Trustee, and to the extent Notes remain Outstanding, approval of the Noteholders and a Rating Confirmation;

               (iv) permit the validity or effectiveness of this Indenture, any Supplemental Indenture or any grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby;

               (v) except as otherwise provided herein, permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof;

               (vi) permit the lien of this Indenture not to constitute a valid first priority, perfected security interest in the Trust Estate;

               (vii) incur or assume any indebtedness or guarantee any indebtedness of any Person whether secured by any Financed Student Loans under this Indenture or otherwise, except for such obligations as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture and unsecured trade payables in the ordinary course of its business;

               (viii) operate such that it would be consolidated with any affiliate and its separate existence disregarded in any federal or state proceeding;

               (ix) act as agent of the Sponsor or allow the Sponsor to act as its agent;

               (x) allow the Sponsor or any other affiliate to pay its expenses, guarantee its obligations or advance funds to it for payment of expenses; or

               (xi) consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Issuer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Issuer; or the Issuer shall not consent to the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Issuer or of or relating to all or substantially all of its property; or admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

          (c) The Issuer makes the following representations and warranties as to the Trust Estate which is granted to the Indenture Trustee hereunder on which the Indenture Trustee relies in accepting the Trust Estate. Such representations and warranties shall survive the grant of the Trust Estate to the Indenture Trustee pursuant to this Indenture.

               (i) FINANCED STUDENT LOANS. Notwithstanding the definition of "Student Loans" herein, the Issuer covenants not to acquire Student Loan delinquent by more than 91 days.

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

               (ii) SCHEDULE OF FINANCED STUDENT LOANS. The information set forth in each schedule of Financed Student Loans to the Loan Sale Agreements is true and correct in all material respects as of the opening of business on the Date of Issuance.

               (iii) GRANT. It is the intention of the Issuer that the transfer herein contemplated constitutes a grant of the Financed Student Loans to the Indenture Trustee.

               (iv) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected ownership and security interest in the Trust Estate, including the Financed Student Loans, have been made no later than the Closing Date and copies of the file-stamped financing statements shall be delivered to the Indenture Trustee within five Business Days of receipt by the Issuer or its agent from the appropriate secretary of state. The Issuer has not caused, suffered or permitted any lien, pledges, offsets, defenses, claims, counterclaims, charges or security interest with respect to the promissory notes relating to the Financed Student Loans (other than the security interest created in favor of the Indenture Trustee) to be created.

               (v) TRANSFER NOT SUBJECT TO BULK TRANSFER ACT. Each grant of the Financed Student Loans by the Issuer pursuant to this Indenture is not subject to the bulk transfer act or any similar statutory provisions in effect in any applicable jurisdiction.

               (vi) NO TRANSFER TAXES DUE. Each grant of the Financed Student Loans (including all payments due or to become due thereunder) by the Issuer pursuant to this Indenture is not subject to and will not result in any tax, fee or governmental charge payable by the Issuer or the Sponsor to any federal, state or local government.

               (vii) NOT AN INVESTMENT COMPANY. The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

               (viii) BINDING OBLIGATIONS. This Indenture, the Notes and each Obligation constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general; and (ii) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

               (ix) VALID SECURITY INTEREST. This Indenture creates a valid and continuing security interest (as defined in the Uniform Commercial Code as in effect in the State of Delaware) in the Financed Student Loans in favor of the Indenture Trustee, and is enforceable as such against any creditors of the Issuer.

     SECTION 4.14. ADDITIONAL COVENANTS. So long as any of the Notes are
Outstanding:

          (a) The Issuer shall not engage in any business or activity other than in connection with the activities contemplated hereby and in the Trust Agreement and the Loan Sale Agreements, and in connection with the issuance of Notes.

          (b) The Issuer shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity except as otherwise provided herein.

          (c) The funds and other assets of the Issuer shall not be commingled with those of any other individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

          (d) The Issuer shall not be, become or hold itself out as being liable for the debts of any other party.

          (e) The Issuer shall act solely in its own name and through its duly Authorized Representative in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.

          (f) The Issuer shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Issuer may be kept (subject to any provision contained in the statutes) inside or outside of Delaware at such place or places as may be designated from time to time by the Issuer.

          (g) All actions of the Issuer shall be taken by a duly Authorized Representative or agent of the Issuer.

          (h) The Issuer shall not amend, alter, change or repeal any provision contained in this Section 4.14 without (i) the prior written consent of the Indenture Trustee; and (ii) a Rating Confirmation (a copy of which shall be provided to the Indenture Trustee).

          (i) The Issuer shall not amend the Trust Agreement without first obtaining the prior written consent of each Rating Agency.

          (j) All audited financial statements of the Issuer that are consolidated with those of any affiliate thereof, if any, will contain detailed notes clearly stating that (i) all of the Issuer's assets are owned by the Issuer, and (ii) the Issuer is a separate entity with creditors who have received ownership and/or security interests in the Issuer's assets.

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

          (k) The Issuer will strictly observe legal formalities in its dealings with the Sponsor or any affiliate thereof, and funds or other assets of the Issuer will not be commingled with those of the Sponsor or any other affiliate thereof. The Issuer shall not maintain joint bank accounts or other depository accounts to which the Sponsor or any other affiliate has independent access. None of the Issuer's funds will at any time be pooled with any funds of the Sponsor or any other affiliate.

          (l) The Issuer will maintain an arm's length relationship with the Sponsor (and any affiliate). Any Person that renders or otherwise furnishes services to the Issuer will be compensated by the Issuer at market rates for such services it renders or otherwise furnishes to the Issuer except as otherwise provided in this Indenture. Except as contemplated in this Indenture or, the Loan Sale Agreement, the Issuer will not hold itself out to be responsible for the debts of the Sponsor or the decisions or actions respecting the daily business and affairs of the Sponsor.

     SECTION 4.15. PROVIDING OF NOTICE. The Issuer, upon learning of any failure on its part to observe or perform in any material respect any covenant, representation or warranty of the Issuer set forth in this Indenture or the Loan Sale Agreement, or of any failure on the part of the Sponsor to observe or perform in any material respect any covenant, representation or warranty of the Sponsor set forth in the Loan Sale Agreement, shall promptly notify the Indenture Trustee, the Servicer and each Rating Agency of such failure.

     SECTION 4.16. REPORTS BY ISSUER. The Issuer will:

          (a) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe), if any, which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act;

          (b) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports, if any, with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit by mail to the Noteholders, within 30 days after the filing thereof with the Indenture Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer, if any, pursuant to Section 4.16(a); and (b) as may be required by rules and regulations prescribed from time to time by the Commission.

     The Indenture Trustee may conclusively rely and accept such reports from the Issuer as fulfilling the requirements of this Section 4.16, with no further duty to know, determine or examine such reports or comply with the prescribed timing, rules and regulations of the Commission.

     SECTION 4.17. STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, within 150 days after the end of each fiscal year, a brief certificate from an Authorized Officer as to his or her knowledge stating the Issuer is in compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 4.17, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

     SECTION 4.18. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE. The Issuer covenants that if:

          (a) default is made in the payment of any installment of interest, if any, on any Notes when such interest becomes due and payable and such default continues for a period of 30 days; or

          (b) default is made in the payment of the principal of and premium, if any, on any Notes at their Maturity;

then the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and premium, if any, and interest, with interest upon any overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, if any, at the rate or rates borne by or provided for in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as Indenture Trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon such Notes of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon such Notes, wherever situated.

     If an Event of Default with respect to Notes occurs and is continuing of which a Responsible Officer has actual knowledge, the Indenture Trustee may, after being indemnified to its satisfaction and in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 4.19. REPRESENTATIONS OF THE ISSUER REGARDING THE INDENTURE TRUSTEE'S SECURITY INTEREST. The Issuer hereby represents and warrants for the benefit of the Indenture Trustee and the Noteholders as follows:

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

     (a) This Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code in effect in the State of Delaware) in the Financed Student Loans in favor of the Indenture Trustee, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from the Issuer.

     (b) The Higher Education Act deems the Financed Student Loans to constitute accounts within the meaning of the applicable UCC as in effect in the State of Delaware for the purposes of perfecting a security interest in the Financed Eligible Loans.

     (c) The Issuer (or the Eligible Lender Trustee on behalf of the Issuer) owns and has good and marketable title to the Financed Student Loans free and clear of any lien, charge, security interest, mortgage or other encumbrance, claim or encumbrance of any Person.

     (d) The Issuer has caused or will have caused, within 10 days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Financed Student Loans granted to the Indenture Trustee hereunder.

     (e) All executed copies of each promissory note that constitute or evidence the Financed Student Loans have been delivered to either the Indenture Trustee or the Custodian.

     (f) The Issuer has received a written acknowledgment from each Custodian that such Custodian is holding the promissory notes that constitute or evidence the Financed Student Loans solely on behalf and for the benefit of the Indenture Trustee.

     (g) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Student Loans. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Financed Student Loans other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

     SECTION 4.20. COVENANTS OF THE ISSUER REGARDING THE INDENTURE TRUSTEE'S SECURITY INTEREST. The Issuer hereby covenants for the benefit of the Indenture Trustee and the Noteholders as follows:

          (a) The representations and warranties set forth in Section 4.19 shall survive the termination of this Indenture.

          (b) The Indenture Trustee shall not waive any of the representations and warranties set forth in Section 4.19 above.

          (c) The Issuer shall take all steps necessary, and shall cause the Servicers to take all steps necessary and appropriate, to maintain the perfection and priority of the Indenture Trustee's security interest in the Financed Student Loans.

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     SECTION 4.21. TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, business and franchise tax purposes, the Notes (other than the Junior-Subordinate Notes and the Residual Notes) will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note, agree to treat the Notes (other than the Junior-Subordinate Notes and the Residual Notes) for federal, state and local income, business and franchise tax purposes as indebtedness of the Issuer.

     SECTION 4.22. OPINIONS AS TO INDENTURE TRUST ESTATE.

          (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any Supplemental Indentures hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) On or before March 31, in each calendar year, beginning on March 31, 2004, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any Supplemental Indentures hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any Supplemental Indentures hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31, in the following calendar year.

                                    ARTICLE V

                                      FUNDS

     SECTION 5.01. CREATION AND CONTINUATION OF FUNDS AND ACCOUNTS.

          (a) There are hereby created and established the following Funds to be held and maintained by the Indenture Trustee for the benefit of the
     Noteholders:

               (i)    Acquisition Fund;

               (ii)   Revenue Fund; and

               (iii)  Reserve Fund.

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

          (b) The Operating Fund will be established separately by the Issuer, and will not constitute a Fund within the meaning of this Indenture, and is held by a depository bank of the Issuer for the benefit of the Issuer; and the Noteholders shall have no right, title or interest therein.

     The Indenture Trustee is hereby authorized for the purpose of facilitating the administration of the Trust Estate and for the administration of any Notes issued hereunder to create Accounts or Subaccounts in any of the various Funds and Accounts established hereunder as described in a Supplemental Indenture or as are otherwise deemed necessary or desirable.

     SECTION 5.02. ACQUISITION FUND. There shall be deposited into the Acquisition Fund amounts described in any Supplemental Indenture, any deposit of funds from the Issuer, moneys from proceeds of any Notes described in any Supplemental Indenture, and any moneys transferred thereto from the Revenue Fund pursuant to Section 5.03 hereof. Financed Student Loans shall be held by the Indenture Trustee or its agent or bailee and shall be pledged to the Trust Estate and accounted for as a part of the Acquisition Fund.

     Moneys on deposit in the Acquisition Fund shall be used, (i) upon Issuer Order, solely to pay costs of issuance of the Notes, (ii) to redeem Notes in accordance with the provisions of any Supplemental Indenture, (iii) to make Principal Reduction Payments on any Principal Reduction Payment Date in accordance with the provisions of any Supplemental Indenture, and, (iv) upon receipt by the Indenture Trustee of a Student Loan Acquisition Certificate, to acquire Student Loans at a price which would permit the results of cash flow analyses provided to each Rating Agency on any Closing Date to be sustained as certified to the Indenture Trustee on the Student Loan Acquisition Certificate; provided that such price may be increased if Rating Confirmation is obtained, based on new cash flow analyses containing such assumptions as the Issuer shall reasonably determine. Any such Issuer Order or Student Loan Acquisition Certificate shall state that such proposed use of moneys in the Acquisition Fund is in compliance with the provisions of this Indenture. If the Issuer determines that all or any portion of such moneys cannot be so used, then an Authorized Representative of the Issuer may, by Issuer Order, direct the Indenture Trustee to redeem Notes in accordance with any Supplemental Indenture.

     Notwithstanding the foregoing, if on any Payment Date there are not sufficient moneys on deposit in the Revenue Fund to make the transfers required by Section 5.03(b)(i) through (vii) hereof, then, an amount equal to any such deficiency shall be transferred directly from any Account within the Acquisition Fund.

     While the Issuer will be the beneficial owner of the Financed Student Loans and the Noteholders will have a security interest therein, it is understood and agreed that the Eligible Lender Trustee will be the legal owner thereof and the Indenture Trustee will have a security interest in the Financed Student Loans for and on behalf of the Noteholders. The notes representing the Financed Student Loans will be held in the name of the Eligible Lender Trustee for the account of the Issuer, for the benefit of the Noteholders.

     SECTION 5.03. REVENUE FUND.

          (a) The Indenture Trustee shall deposit into the Revenue Fund amounts described in any Supplemental Indenture, all Revenues derived from Financed Student Loans acquired by the Issuer, all other Revenue derived from moneys or assets on deposit in the Acquisition Fund and the Reserve Fund, all Counterparty Derivative Payments and any other amounts deposited thereto upon receipt of an Issuer Order. All Recoveries of Principal constituting a portion of the Revenue deposited in the Revenue Fund and so identified to the Indenture Trustee by the Administrator shall be transferred, as soon as practicable, to the Acquisition Fund. Upon receipt of an Issuer Order substantially in the form of Exhibit B hereto, directing the same, moneys in the Revenue Fund shall be used, on any date, to make a transfer to the Operating Fund, subject to Section 5.05 hereof. Upon receipt of an Issuer Order directing the same, moneys in the Revenue Fund shall be used, on any date, to fund Add-on Consolidation Loans during the related Add-on Period. The Issuer shall provide the Indenture Trustee with an Issuer Order with respect to all Issuer Derivative Payments and carry-over interest amounts, which Issuer Order the Indenture Trustee may conclusively rely on.

          (b) On each Payment Date and Derivative Payment Date, money remaining in the Revenue Fund shall be used and transferred to other funds or Persons in the following order of precedence (any money not so transferred or paid to remain in the Revenue Fund until subsequently applied pursuant to this
     Section 5.03(b)):

               (i) on a parity basis, to pay interest due on any Senior Notes on such Payment Date and any Issuer Derivative Payment secured on a parity with the Senior Notes due on such Derivative Payment Date;

               (ii) on a parity basis, to pay the principal of or premium, if any, on any Senior Notes due on such Payment Date (if such Payment Date is a Stated Maturity or mandatory sinking fund redemption date with respect to such Senior Notes);

               (iii) on a parity basis, to pay interest due on any Subordinate Notes on such Payment Date and any Issuer Derivative Payment secured on a parity with the Subordinate Notes due on such Derivative Payment Date;

               (iv) on a parity basis, to pay the principal of or premium, if any, on any Subordinate Notes due on such Payment Date (if such Payment Date is a Stated Maturity or mandatory sinking fund redemption date with respect to such Subordinate Notes);

               (v) on a parity basis, to pay interest on Junior-Subordinate Notes on such Payment Date and to make any Issuer Derivative Payment secured on a parity with such Junior-Subordinate Notes due on such Derivative Payment Date;

               (vi) on a parity basis, to pay the principal of or premium, if any, on any Junior-Subordinate Notes due on such Payment Date (if such Payment Date is a

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          Stated Maturity or mandatory sinking fund redemption date with respect to such Junior-Subordinate Notes);

               (vii)  to the Reserve Fund the amount, if any, required by
          Section 5.04(e) hereof;

               (viii) upon receipt of an Issuer Order, on a parity basis, to pay interest due on any Residual Notes and to make any Issuer Derivative Payment secured on a parity with such Residual Notes due on such Derivative Payment Date to the extent that, after such payment the ratio of the Value of the Trust Estate to the Value of the Notes then Outstanding (excluding the Residual Notes) is not less then the ratio specified in a Supplemental Indenture;

               (ix) upon receipt of an Issuer Order, to pay interest accrued on the interest carryover amounts of the Senior Notes, the interest carryover amounts of the Senior Notes, to pay interest accrued on the interest carryover amounts of the Subordinate Notes, the interest carryover amounts of the Subordinate Notes, to pay interest accrued on the interest carryover amounts of the Junior-Subordinate Notes, the interest carryover amounts of the Junior-Subordinate, in that order of priority provided, however, on any Payment Date, any such amount shall be allocated first to any Notes being redeemed on such Payment Date;

               (x) upon receipt of an Issuer Order, to pay termination payments due on a Derivative Payment Date as a result of a Counterparty default under the terms of a Derivative Product in the following order of priority: FIRST, to a Counterparty who has provided a Derivative Product secured on a parity with the Senior Notes; SECOND, to a Counterparty who has provided a Derivative Product secured on a parity with the Subordinate Notes; THIRD, to a Counterparty who has provided a Derivative Product secured on a parity with the Junior-Subordinate Notes; and FOURTH, to a Counterparty who has provided a Derivative Product secured on a parity with the Residual Notes;

               (xi) upon receipt of an Issuer Order, unless otherwise specified in a Supplemental Indenture, to pay principal on the Residual Notes to the extent that, after such payment the ratio of the Value of the Trust Estate to the Notes then Outstanding (excluding the Residual Notes) is not less then the ratio specified in a Supplemental Indenture; and

               (xii) to the extent the Indenture permits payments to the Issuer free from the lien of the Indenture pursuant to Section 5.06 hereof, at the option of the Issuer and upon Issuer Order to exercise such option, the remaining money in the Revenue Fund on such payment date may be paid to the Issuer.

     SECTION 5.04. RESERVE FUND.

          (a) The Indenture Trustee shall deposit to the Reserve Fund the amount, if any, specified in each Supplemental Indenture. On each Payment Date, to the extent there are insufficient moneys in the Revenue Fund to make the transfers required by

     Sections 5.03(b)(i) through (vi) hereof, then, the amount of such deficiency shall be paid directly from the Reserve Fund if such deficiency has not been paid from the Acquisition Fund.

          (b) Money in the Reserve Fund may be used to pay principal on the Notes only on the date of their Maturity.

          (c) An amount specified in a Supplemental Indenture may be withdrawn from the Reserve Fund, free from the lien of the Indenture on the dates described therein.

          (d) If the Reserve Fund is used for the purposes described in Section 5.04(a)-(d) hereof, the Indenture Trustee shall restore the Reserve Fund to the Reserve Fund Requirement with respect thereto by transfers from the Revenue Fund on the next Payment Date pursuant to Section 5.03(b)(vii) hereof or from the Acquisition Fund pursuant to Section 5.02 hereof. If the full amount required to restore the Reserve Fund to the applicable Reserve Fund Requirement is not available in the Revenue Fund on such next succeeding Payment Date, the Indenture Trustee shall continue to transfer funds from the Revenue Fund as they become available and in accordance with
     Section 5.03(b)(vii) hereof until the deficiency in the Reserve Fund has been eliminated.

          (e) On any day that the amount in the Reserve Fund exceeds the Reserve Fund Requirement with respect thereto, the Indenture Trustee, at the direction of the Issuer, shall transfer the excess to the Revenue Fund.

          (f) On the date of redemption of all of the Notes, the Indenture Trustee shall transfer all amounts in the Reserve Fund to the Revenue Fund.

     SECTION 5.05. OPERATING FUND. The Indenture Trustee shall deposit to the Operating Fund or transfer to the Issuer's depository bank if not the Indenture Trustee, the amount, if any, specified in each Supplemental Indenture. The Operating Fund is a special fund created with a depository bank of the Issuer. The Operating Fund shall be held by such depository bank of the Issuer, and no Noteholder shall have any right, title or interest in the Operating Fund. Amounts deposited in the Operating Fund shall be used to pay Program Expenses.

     The amount deposited in the Operating Fund by transfer from the Revenue Fund and, if necessary, from the Acquisition Fund, and the schedule of deposits shall be determined by the Issuer. Such Issuer Order shall certify that the amount so transferred in any one Fiscal Year shall not exceed the amount budgeted by the Issuer as Program Expenses for such Fiscal Year with respect to the Notes and as may be limited by a Supplemental Indenture, and does not exceed the amount designated therefor in the cash flows provided to each Rating Agency on each Closing Date, unless the Issuer, after furnishing each Rating Agency with revised cash flows, shall have received a Rating Confirmation. The Issuer shall provide the Indenture Trustee with an Issuer Order and a copy of any Rating Confirmation at least two business days prior to the day on which the amount is to be transferred.

     At any time in order to meet expenses which have been incorporated in an amended budget, the Issuer may requisition from the Indenture Trustee the amount which it is anticipated will be required to pay the Program Expenses not in excess of the amount budgeted with respect to the Notes for the period to the next deposit into the Operating Fund. The requisition, in the form of an Issuer Order, shall include a statement that the amount requisitioned, when combined with the amount requisitioned previously in the Fiscal Year, does not exceed the amount currently budgeted for that year as Program Expenses or as may be further limited by a Supplemental Indenture.

     Upon the receipt of such requisition, the Indenture Trustee shall withdraw the amount requisitioned from the Revenue Fund, and if necessary, from the Acquisition Fund (or so much thereof as is then on deposit in such Funds) and transfer the same into the Operating Fund. The Issuer may request that the Indenture Trustee pay the requisitioned amount in installments as specified by the Issuer. In the event there is not sufficient money on hand in the Revenue Fund and the Acquisition Fund to transfer the full amount requisitioned, the Indenture Trustee shall notify the Issuer and the Issuer shall then determine the amount to be transferred.

     SECTION 5.06. TRANSFERS TO ISSUER. Transfers from the Revenue Fund to the Issuer may be made in accordance with Section 5.03(b)(xii) hereof; provided, however, that no transfer of assets to the Issuer (other than pursuant to the Operating Fund as otherwise permitted in Section 5.05 hereof) shall be made if there is not on deposit in the Reserve Fund an amount equal to at least the Reserve Fund Requirement; and further provided, that no transfer shall be made to the Issuer unless immediately after taking into account any such transfer, the Administrator shall certify to the Trustee, upon which the Trustee may conclusively rely, the Value of the Trust Estate exceeds 101.5% of the unpaid principal amount of the Notes Outstanding (excluding the Residual Notes).

     The amounts so transferred to the Issuer may be used for any proper purpose of the Issuer.

     SECTION 5.07. INVESTMENT OF FUNDS HELD BY INDENTURE TRUSTEE. The Indenture Trustee shall invest money held for the credit of any Fund or Account or Subaccount held by the Indenture Trustee hereunder as directed in writing by an Authorized Representative of the Issuer, to the fullest extent practicable and reasonable, in Eligible Investments which shall mature or be redeemed prior to the respective dates when the money held for the credit of such Fund or Account will be required for the purposes intended. In the absence of any such direction and to the extent practicable, the Indenture Trustee shall invest amounts held hereunder in those Eligible Investments described in paragraph (d) of the definition of the Eligible Investments. The Indenture Trustee and the Issuer hereby agree that unless an Event of Default shall have occurred hereunder, the Issuer acting by and through an Authorized Representative shall be entitled to, and shall, provide written direction or oral direction confirmed in writing to the Indenture Trustee with respect to any discretionary acts required or permitted of the Indenture Trustee under any Eligible Investments and the Indenture Trustee shall not take such discretionary acts without such written direction.

     The Eligible Investments purchased shall be held by the Indenture Trustee and shall be deemed at all times to be part of such Fund or Account or Subaccounts or combination thereof, and the Indenture Trustee shall inform the Issuer of the details of all such investments. Upon direction in writing from an Authorized Representative of the Issuer, the Indenture Trustee shall use its best efforts to sell at the best price obtainable, or present for redemption, any Eligible

Investments purchased by it as an investment whenever it shall be necessary to provide money to meet any payment from the applicable Fund. The Indenture Trustee shall advise the Issuer in writing, on or before the fifteenth day of each calendar month (or such later date as reasonably consented to by the Issuer), of all investments held for the credit of each Fund in its custody under the provisions of this Indenture as of the end of the preceding month and the value thereof, and shall list any investments which were sold.

     Money in any Fund constituting a part of the Trust Estate may be pooled for the purpose of making investments and may be used to pay accrued interest on Eligible Investments purchased. The Indenture Trustee and its affiliates may act as principal or agent in the acquisition or disposition of any Eligible Investments.

     Notwithstanding the foregoing, the Indenture Trustee shall not be responsible or liable for any losses on investments made by it hereunder or for keeping all Funds held by it, fully invested at all times, its only responsibility being to comply with the investment instructions of the Issuer or its designee in a non-negligent manner. The Indenture Trustee shall have no liability in respect of losses incurred as a result of liquidation of any Eligible Investment prior to its stated maturity or failure to provide timely written directions.

     The Issuer acknowledges that to the extent the regulations of the Comptroller of the Currency or other applicable regulatory agency grant the Issuer the right to receive brokerage confirmations of security transactions, the Issuer waives receipt of such confirmations.

     SECTION 5.08. ELIGIBLE INVESTMENTS. Any investment of funds in Eligible Investments shall be held by a financial institution in accordance with the following requirements:

          (a) all Eligible Investments shall be held in an account with such financial institution in the name of the Indenture Trustee;

          (b) all Eligible Investments held in such account shall be delivered to the Indenture Trustee in the following manner:

               (i) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC (other than certificated securities) and are susceptible of physical delivery, transferred to the Trustee by physical delivery to the Indenture Trustee, endorsed to, or registered in the name of, the Indenture Trustee or its nominee or endorsed in blank; or such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Eligible Investments to the Indenture Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

               (ii) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transferred:

                      (A) by physical delivery of such certificated security to the Indenture Trustee, provided that if the certificated security is in registered form, it shall be endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank;

                      (B) by physical delivery of such certificated security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Indenture Trustee if the certificated security has been specially endorsed to the Indenture Trustee by an effective endorsement;

               (iii) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee of the purchase by the securities intermediary on behalf of the Indenture Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee and indicating that such securities intermediary holds such book-entry security solely as agent for the Indenture Trustee; or such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Eligible Investments to the Indenture Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

               (iv) with respect to any "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) that is not governed by clause
          (iii) above, transferred:

                      (A) (1) by registration to the Indenture Trustee as the registered owner thereof, on the books and records of the issuer thereof; or

                           (2) by registration to another Person (not a
                      securities intermediary) that either becomes the registered owner of the uncertificated security on behalf of the Indenture Trustee or, having become the registered owner, acknowledges that it holds for the Indenture Trustee; or

                      (B) by the issuer thereof having agreed that it will comply with instructions originated by the Indenture Trustee without further consent of the registered owner thereof;

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               (v)    with respect to any "security entitlement" (as defined in
          Section 8-102(a)(17) of the UCC):

                      (A)  if a securities intermediary

                           (1) indicates by book entry that a "financial asset"
                      (as defined in Section 8-102(a)(9) of the UCC) has been credited to the Indenture Trustee's "securities account" (as defined in Section 8-501(a) of the UCC);

                           (2) receives a financial asset (as so defined) from
                      the Indenture Trustee or acquires a financial asset for the Indenture Trustee, and, in either case, accepts it for credit to the Indenture Trustee's securities account (as so defined);

                           (3) becomes obligated under other law, regulation or
                      rule to credit a financial asset to the Indenture Trustee's securities account; or

                           (4) has agreed that it will comply with "entitlement
                      orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Indenture Trustee, without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC); and

                      (B) such financial asset either is such Eligible Investment or a security entitlement evidencing a claim thereto; and

               (vi)   in each case of delivery contemplated pursuant to clauses
          (i) through (v) above, the Indenture Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Eligible Investment is held in trust pursuant to and as provided in this Indenture.

     Any cash held by the Indenture Trustee shall be considered a "financial asset" for purposes of this paragraph. Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this paragraph.

     The Indenture Trustee agrees that it has no security interest or other adverse claim to the Funds and Accounts or the Eligible Investments therein that are part of the Trust Estate other than pursuant to this Indenture and that it will not enter into any agreement that would give any Person or entity other than the Indenture Trustee the right to give entitlement orders with respect to such Eligible Investments or the Funds and Accounts.

     SECTION 5.09. RELEASE; SALE OF FINANCED STUDENT LOANS. The Indenture Trustee shall, upon Issuer Order and subject to the provisions of this Indenture, take all actions reasonably necessary to effect the release of any Financed Student Loans from the lien of this Indenture to the extent required by the Higher Education Act or other applicable laws.

     Prior to any such sale or disposition and release of any Financed Student Loans, the Issuer shall provide the Indenture Trustee with an Issuer Order stating the sale price, directing that the Financed Student Loans be sold or otherwise disposed of and delivered to the purchaser and certifying that the person to whom such Financed Student Loans were sold, assigned, transferred, or conveyed is an Eligible Lender (unless not required by the Act). The Issuer shall also deliver to the Indenture Trustee an Issuer Order to the effect that the disposition price is equal to or in excess of the principal amount of the Financed Student Loans to be sold or disposed of (plus accrued interest) or equal to or in excess of the purchase price paid by the Issuer for such Financed Student Loans (less principal payments received with respect to such student loans), whichever is lower, or that the sale of the Financed Student Loans was required to be made by applicable law at a time when such price was not obtainable and that the Issuer has used commercially reasonable efforts to maximize proceeds of such sale.

     SECTION 5.10. PURCHASE OF NOTES. Pursuant to this Indenture, any amounts held under this Indenture which are available to redeem Notes may instead be used to purchase Notes outstanding under this Indenture at the same times and subject to the same conditions (except as to price) as apply to the redemption of Notes.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

     SECTION 6.01. EVENTS OF DEFAULT DEFINED. For the purpose of this Indenture, the following events are hereby defined as, and are declared to be, "Events of Default":

          (a) default in the due and punctual payment of the principal of or interest on any of the Senior Notes when due or failure to make any payment due under any other Senior Obligations hereunder when due (other than the failure to make Principal Reduction Payments);

          (b) if no Senior Obligations are Outstanding hereunder, default in the due and punctual payment of the principal of or interest on any of the Subordinate Notes or failure to make any payment due under any other Subordinate Obligation when due (other than the failure to make Principal Reduction Payments);

          (c) if no Senior Obligations or Subordinate Obligations are Outstanding hereunder, default in the due and punctual payment of the principal of or interest on any of the Junior-Subordinate Notes or failure to make any payment due under any other Junior Subordinate Obligation when due (other than the failure to make Principal Reduction Payments);

          (d) if no Senior Obligations, Subordinate Obligations or Junior Subordinate Obligations are Outstanding hereunder, default in the due and punctual payment of the principal of or interest on any of the Residual Notes or failure to make any payment due under any other Residual Obligation when due (other than the failure to make Principal Reduction Payments);

          (e) default in the performance or observance of any other of the covenants, agreements, or conditions on the part of the Issuer to be kept, observed, and performed contained in this Indenture or in the Notes, and continuation of such default for a period of 30 days after written notice thereof by the Indenture Trustee to the Issuer; and

          (f) the occurrence of an Event of Bankruptcy with respect to the Issuer.

Failure to pay interest carryover amounts or interest on interest carryover amounts shall not constitute an event of default.

     Any notice herein provided to be given to the Issuer with respect to any default shall be deemed sufficiently given if sent by certified mail with postage prepaid to the Person to be notified, addressed to such Person at the post office address as shown in Section 9.01 of this Indenture or such other address as may hereafter be given at the principal office of the Issuer in writing to the Indenture Trustee by an Authorized Representative of the Issuer. The Indenture Trustee shall give such notice if requested to do so in writing by the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations at the time Outstanding ("Noteholder Approval").

     SECTION 6.02. REMEDY ON DEFAULT; POSSESSION OF TRUST ESTATE. Subject to
Section 6.09 hereof, upon the happening and continuance of any Event of Default, the Indenture Trustee personally or by its attorneys or agents may enter into and upon and take possession of such portion of the Trust Estate as shall be in the custody of others, and all property comprising the Trust Estate, and each and every part thereof, and exclude the Issuer and its agents, servants, and employees wholly therefrom, and have, hold, use, operate, manage and control the same and each and every part thereof, and in the name of the Issuer or otherwise, as they shall deem best, conduct the business thereof and exercise the privileges pertaining thereto and all the rights and powers of the Issuer and use all of the then existing Trust Estate for that purpose, and collect and receive all charges, income and Revenue of the same and of every part thereof, and after deducting therefrom all fees and expenses incurred hereunder and all other proper outlays herein authorized, and all payments which may be made as just and reasonable compensation for its own services, and for the services of its attorneys, agents, and assistants (and any other amounts due and owing including amounts due and owing to the Delaware Trustee and its counsel), the Indenture Trustee shall apply the rest of the money received by the Indenture Trustee as follows:

          (a) if the principal of none of the Obligations shall have become due, FIRST, to the payment of the interest in default on the Senior Notes and to the payment of all Issuer Derivative Payments secured on a parity with the Senior Notes then due, in order of the maturity of the installments thereof, with interest on the overdue installments thereof at the same rates, respectively, as were borne by the Senior Notes on which such interest shall be in default and any such Issuer Derivative Payments as provided in the ISDA Master Agreement then due, such payments to be made ratably to the parties entitled thereto without discrimination or preference, SECOND, to the payment of the interest in

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     default on the Subordinate Notes and to the payment of all Issuer
     Derivative Payments secured on a parity with the Subordinate Notes then due, in order of the maturity of the installments of such interest and any such Issuer Derivative Payments, with interest on the overdue installments thereof at the same rates, respectively, as were borne by the Subordinate Notes on which such interest shall be in default and any such Issuer Derivative Payments then due, such payments to be made ratably to the parties entitled thereto without discrimination or preference, THIRD, to the payment of the interest in default on the Junior-Subordinate Notes and to the payment of all Issuer Derivative Payments secured on a parity with such Junior-Subordinate Notes, if any, then due, in order of the maturity of the installments of such interest and any such Issuer Derivative Payments, with interest on the overdue installments thereof at the same rates, respectively, as were borne by the Junior-Subordinate Notes on which such interest shall be in default and any such Issuer Derivative Payments then due, such payments to be made ratably to the parties entitled thereto without discrimination or preference, except as may be provided in a Supplemental Indenture, FOURTH, to the payment of the interest in default on the Residual Notes and to the payment of all Issuer Derivative Payments secured on a parity with Residual Notes, if any, then due, in order of the maturity of the installments of such interest and any such Issuer Derivative Payments, with interest on the overdue installments thereof at the same rates, respectively, as were borne by the Residual Notes on which such interest shall be in default and any such Issuer Derivative Payments then due, such payments to be made ratably to the parties entitled thereto without discrimination or preference, except as may be provided in a Supplemental Indenture, FIFTH, to pay termination payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Senior Notes, SIXTH, to pay termination payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Subordinate Notes, SEVENTH to pay termination payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Junior-Subordinate Notes, and EIGHTH, to pay termination payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Residual Notes; and

          (b) if the principal of any of the Obligations shall have become due by declaration of acceleration or otherwise, FIRST to the payment of the interest in default on the Senior Notes and all Issuer Derivative Payments secured on a parity with the Senior Notes then due, in the order of the maturity of the installments thereof, with interest on overdue installments thereof at the same rates, respectively, as were borne by the Senior Notes on which such interest shall be in default and such Issuer Derivative Payments as provided in the ISDA Master Agreement then due, as the case may be, SECOND, to the payment of the principal of all Senior Notes then due and any amount owed to a Counterparty secured on a parity with Senior Obligations under the ISDA Master Agreement, such payments to be made ratably to the parties entitled thereto without discrimination or preference, THIRD, to the payment of the interest in default on the Subordinate Notes and all Issuer Derivative Payments secured on a parity with the Subordinate Notes then due, in the order of the maturity of the installments thereof with interest on overdue installments thereof at the same rates, respectively, as were borne by the Subordinate Notes on which such interest shall be in default and such Issuer Derivative Payments as provided in the ISDA Master Agreement then due, as the case

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     may be, FOURTH, to the payment of the principal of all Subordinate Notes then due and any amount owed to a Counterparty secured on a parity with Subordinate Obligations under the ISDA Master Agreement, such payments to be made ratably to the parties entitled thereto without discrimination or preference, FIFTH, to the payment of the interest in default on the Junior-Subordinate Notes and all Issuer Derivative Payments secured on a parity with such Junior-Subordinate Notes then due, in the order of the maturity of the installments thereof, with interest on overdue installments thereof at the same rates, respectively, as were borne by the Junior-Subordinate Notes on which such interest shall be in default and such Issuer Derivative Payments as provided in the ISDA Master Agreement then due, as the case may be, SIXTH, to the payment of the principal of all Junior-Subordinate Notes then due and any amount owed to a Counterparty secured on a parity with Junior-Subordinate Obligations under the ISDA Master Agreement, such payments to be made ratably to the parties entitled thereto without discrimination or preference, SEVENTH, to the payment of the interest in default on the Residual Notes and all Issuer Derivative Payments secured on a parity with such Residual Notes then due, in the order of the maturity of the installments thereof at the same rates, respectively, as were borne by the Residual Notes on which such interest shall be in default and such Issuer Derivative Payments as provided in the ISDA Master Agreement then due, as the case may be, and EIGHTH, to the payment of the principal of all Residual Notes then due and any amount owed to a Counterparty secured on a parity with the Residual Notes under the ISDA Master Agreement, such payments to be made ratably to the parties entitled thereto without discrimination or preference, except as may be provided in a Supplemental Indenture, NINTH, to pay interest accrued on the carryover amounts of the Senior notes, the carryover amounts of the Senior Notes, to pay interest accrued on the carryover amounts of the Subordinate Notes, the carryover amounts of the Subordinate Notes, to pay interest accrued on the carryover amounts of the Junior-Subordinate Notes, the carryover amounts of the Junior-Subordinate Notes, in that order of priority, TENTH, to pay termination payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Senior Notes, ELEVENTH, to pay termination payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Subordinate Notes, TWELFTH to pay termination payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Junior-Subordinate Notes, and THIRTEENTH, to pay termination payments due as a result of a Counterparty default under a Derivative Product secured on a parity with the Residual Notes.

     SECTION 6.03. REMEDIES ON DEFAULT; ADVICE OF COUNSEL. Upon the happening of any Event of Default, the Indenture Trustee may proceed to protect and enforce the rights of the Indenture Trustee and the Noteholders upon being indemnified upon its request and satisfaction by the Noteholders and in such manner as counsel for the Indenture Trustee may advise, whether for the specific performance of any covenant, condition, agreement or undertaking herein contained, or in aid of the execution of any power herein granted, or for the enforcement of such other appropriate legal or equitable remedies as, in the opinion of such counsel, may be more effectual to protect and enforce the rights aforesaid.

     SECTION 6.04. REMEDIES ON DEFAULT; SALE OF TRUST ESTATE. Upon the happening of any Event of Default and if the principal of all of the Outstanding Obligations shall have been

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declared due and payable, then and in every such case, and irrespective of whether other remedies authorized shall have been pursued in whole or in part, the Indenture Trustee may sell, with or without entry, to the highest bidder the Trust Estate, and all right, title, interest, claim and demand thereto and the right of redemption thereof, at any such place or places, and at such time or times and upon such notice and terms as may be required by law. Upon such sale the Indenture Trustee may make and deliver to the purchaser or purchasers a good and sufficient assignment or conveyance for the same, which sale shall be a perpetual bar both at law and in equity against the Issuer and all Persons claiming such properties. No purchaser at any sale shall be bound to see to the application of the purchase money or to inquire as to the authorization, necessity, expediency or regularity of any such sale. The Indenture Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of the Issuer, in its name and stead, to make and execute all bills of sale, instruments of assignment and transfer and such other documents of transfer as may be necessary or advisable in connection with a sale of all or part of the Trust Estate, but the Issuer, if so requested by the Indenture Trustee, shall ratify and confirm any sale or sales by executing and delivering to the Indenture Trustee or to such purchaser or purchasers all such instruments as may be necessary, or in the judgment of the Indenture Trustee, proper for the purpose which may be designated in such request. In addition, the Indenture Trustee may proceed to protect and enforce the rights of the Indenture Trustee and the Noteholders of the Obligations in such manner as counsel for the Indenture Trustee may advise, whether for the specific performance of any covenant, condition, agreement or undertaking herein contained, or in aid of the execution of any power herein granted, or for the enforcement of such other appropriate legal or equitable remedies as may in the opinion of such counsel, be more effectual to protect and enforce the rights aforesaid. The Indenture Trustee shall take any such action or actions if requested to do so in writing by the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations at the time Outstanding.

     SECTION 6.05. APPOINTMENT OF RECEIVER. In case an Event of Default occurs, and if all of the Outstanding Obligations shall have been declared due and payable and in case any judicial proceedings are commenced to enforce any right of the Indenture Trustee or of the Noteholders under this Indenture or otherwise, then as a matter of right, the Indenture Trustee shall be entitled to the appointment of a receiver of the Trust Estate and of the earnings, income or Revenue, rents, issues and profits thereof with such powers as the court making such appointments may confer.

     SECTION 6.06. RESTORATION OF POSITION. In case the Indenture Trustee shall have proceeded to enforce any rights under this Indenture by sale or otherwise, and such proceedings shall have been discontinued, or shall have been determined adversely to the Indenture Trustee, then and in every such case to the extent not inconsistent with such adverse decree, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former respective positions and the rights hereunder in respect to the Trust Estate, and all rights, remedies, and powers of the Indenture Trustee and of the Noteholders shall continue as though no such proceeding had been taken.

     SECTION 6.07. PURCHASE OF PROPERTIES BY INDENTURE TRUSTEE OR NOTEHOLDERS. In case of any such sale of the Trust Estate, any Noteholder or Noteholders or committee of Noteholders or the Indenture Trustee, may bid for and purchase such property and upon compliance with the terms of sale may hold, retain possession, and dispose of such property as the absolute right of

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the purchaser or purchasers without further accountability and shall be entitled, for the purpose of making any settlement or payment for the property purchased, to use and apply any Obligations hereby secured and any interest thereon due and unpaid, by presenting such Obligations in order that there may be credited thereon the sum apportionable and applicable thereto out of the net proceeds of such sale, and thereupon such purchaser or purchasers shall be credited on account of such purchase price payable to him or them with the sum apportionable and applicable out of such net proceeds to the payment of or as a credit on the Obligations so presented.

     SECTION 6.08. APPLICATION OF SALE PROCEEDS. The proceeds of any sale of the Trust Estate, together with any funds at the time held by the Indenture Trustee and not otherwise appropriated, shall be applied by the Indenture Trustee as set forth in Section 6.02 hereof, and then to the Issuer or whomsoever shall be lawfully entitled thereto.

     SECTION 6.09. ACCELERATED MATURITY. If an Event of Default shall have occurred and be continuing, the Indenture Trustee may declare, or upon the written direction by the Noteholders of at least 66% of the principal amount of the Highest Priority Obligations then Outstanding, shall declare, the principal of all Obligations then Outstanding, and the interest thereon, if not previously due, immediately due and payable, anything in the Obligations or this Indenture to the contrary notwithstanding; provided, however, that for a declaration of acceleration upon a default pursuant to Section 6.01(e) hereof shall require the consent of a majority of the Noteholders of the principal amount of the Highest Priority Obligations then Outstanding.

     SECTION 6.10. REMEDIES NOT EXCLUSIVE. The remedies herein conferred upon or reserved to the Indenture Trustee or the Noteholders of Obligations are not intended to be exclusive of any other remedy, but each remedy herein provided shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing, and every power and remedy hereby given to the Indenture Trustee or to the Noteholders of Obligations, or any supplement hereto, may be exercised from time to time as often as may be deemed expedient. No delay or omission of the Indenture Trustee or of any Noteholder of Obligations to exercise any power or right arising from any default hereunder shall impair any such right or power or shall be construed to be a waiver of any such default or to be acquiescence therein.

     SECTION 6.11. DIRECTION OF INDENTURE TRUSTEE. Upon the happening of any Event of Default, the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations then Outstanding, shall have the right by an instrument or instruments in writing delivered to the Indenture Trustee to direct and control the Indenture Trustee as to the method of taking any and all proceedings for any sale of any or all of the Trust Estate, or for the appointment of a receiver, if permitted by law, and may at any time cause any proceedings authorized by the terms hereof to be so taken or to be discontinued or delayed; provided, however, that such Noteholders shall not be entitled to cause the Indenture Trustee to take any proceedings which in the Indenture Trustee's opinion would be unjustly prejudicial to non-assenting Noteholders of Obligations, but the Indenture Trustee shall be entitled to assume that the action requested by the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations then Outstanding will not be prejudicial to any non-assenting Noteholders unless the Noteholders of at least a majority of the principal amount of the non-assenting Noteholders of such Obligations, in writing, show the Indenture Trustee how they will

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be prejudiced. Anything in this Indenture to the contrary notwithstanding, the
Noteholders of at least a majority of the principal amount of the Highest Priority Obligations then Outstanding together with the Noteholders of at least a majority of the principal amount of all other Obligations then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Indenture Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder, provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture. The provisions of this Section 6.11 shall be expressly subject to the provisions of Sections 7.01(c) and 7.05 hereof.

     SECTION 6.12. RIGHT TO ENFORCE IN INDENTURE TRUSTEE. No Noteholder of any Obligation shall have any right as such Noteholder to institute any suit, action, or proceedings for the enforcement of the provisions of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, all rights of action hereunder being vested exclusively in the Indenture Trustee, unless and until the Indenture Trustee fails to institute an action or suit after (a) the Noteholders of at least 25% of the Notes shall have previously given to the Indenture Trustee written notice of a default hereunder, and of the continuance thereof; (b) the Noteholders of at least 25% of the Notes shall have made written request upon the Indenture Trustee and the Indenture Trustee shall have been afforded reasonable opportunity to institute such action, suit or proceeding in its own name; and
(c) the Indenture Trustee shall have been offered indemnity and security satisfactory to it against the costs, expenses, and liabilities to be incurred therein or thereby, which offer of indemnity shall be an express condition precedent hereunder to any obligation of the Indenture Trustee to take any such action hereunder, and the Indenture Trustee for 30 days after receipt of such notification, request, and offer of indemnity, shall have failed to institute any such action, suit or proceeding. It is understood and intended that no one or more Noteholders of the Obligations shall have the right in any manner whatever by his or their action to affect, disturb, or prejudice the lien of this Indenture or to enforce any right hereunder except in the manner herein provided and for the equal benefit of the Noteholders of not less than a majority of the principal amount of the Obligations then Outstanding.

     The Indenture Trustee and the Noteholders covenant that they will not at any time institute against the Issuer any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

     SECTION 6.13. PHYSICAL POSSESSION OF OBLIGATIONS NOT REQUIRED. In any suit or action by the Indenture Trustee arising under this Indenture or on all or any of the Obligations issued hereunder, or any supplement hereto, the Indenture Trustee shall not be required to produce such Obligations, but shall be entitled in all things to maintain such suit or action without their production.

     SECTION 6.14. WAIVERS OF EVENTS OF DEFAULT. The Indenture Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of acceleration of Obligations, and shall do so upon the written request of the Noteholders of at least a majority of the principal amount of the Highest Priority Obligations then Outstanding; provided, however, that there shall not be waived (a) any Event of Default in

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the payment of the principal of or premium on any Outstanding Obligations at the date of maturity or redemption thereof, or any default in the payment when due of the interest on any such Obligations, unless prior to such waiver or rescission, all arrears of interest or all arrears of payments of principal and premium, if any, and all fees, expenses of the Indenture Trustee, in connection with such default shall have been paid or provided for; or (b) any default in the payment of amounts set forth in Section 7.05 hereof. In case of any such waiver or rescission, or in case any proceedings taken by the Indenture Trustee on account of any such default shall have been discontinued or abandoned or determined adversely to the Indenture Trustee, then and in every such case the Issuer, the Indenture Trustee and the Noteholders of Obligations shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to or affect any subsequent or other default, or impair any rights or remedies consequent thereon.

                                   ARTICLE VII

                              THE INDENTURE TRUSTEE

     SECTION 7.01. ACCEPTANCE OF TRUST. The Indenture Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

          (a)  Except during the continuance of an Event of Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Indenture and whether or not they contain the statements required under this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Indenture Trustee, in exercising the rights and powers vested in it by this Indenture, shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c) Before taking any action hereunder requested by Noteholders, the Indenture Trustee may require that it be furnished an indemnity bond or other indemnity and security satisfactory to it by the Noteholders for the reimbursement of all expenses it may incur and to protect it against liability arising from any action taken by the Indenture Trustee.

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     SECTION 7.02. RECITALS OF OTHERS. The recitals, statements, and representations set forth herein and in the Notes shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for the correctness of the same. The Indenture Trustee makes no representations as to the title of the Issuer in the Trust Estate or as to the security afforded thereby and hereby, or as to the validity or sufficiency of this Indenture or of the Notes issued hereunder, and the Indenture Trustee shall incur no responsibility in respect of such matters.

     SECTION 7.03. AS TO FILING OF INDENTURE. The Indenture Trustee shall be under no duty (a) to file or record, or cause to be filed or recorded, this Indenture or any instrument supplemental hereto; (b) to procure any further order or additional instruments of further assurance; (c) to see to the delivery to it of any personal property intended to be mortgaged or pledged hereunder or thereunder; (d) to do any act which may be suitable to be done for the better maintenance of the lien or security hereof (other than the filing of any continuation (but not initial) statements); or (e) for giving notice of the existence of such lien, or for extending or supplementing the same or to see that any rights to Revenue and Funds intended now or hereafter to be transferred in trust hereunder are subject to the lien hereof. The Indenture Trustee shall not be liable for failure of the Issuer to pay any tax or taxes in respect of such property, or any part thereof, or the income therefrom or otherwise, nor shall the Indenture Trustee be under any duty in respect of any tax which may be assessed against it or the Noteholders in respect of such property or pledged Revenue and Funds.

     SECTION 7.04. INDENTURE TRUSTEE MAY ACT THROUGH AGENTS. The Indenture Trustee may execute any of the trusts or powers hereof and perform any duty hereunder, either itself or by or through its attorneys, agents, or employees, and it shall not be answerable or accountable for any default, neglect, or misconduct of any such attorneys, agents, or employees, if reasonable care has been exercised in the appointment, supervision, and monitoring of the work performed. All reasonable costs incurred by the Indenture Trustee and all reasonable compensation to all such persons as may reasonably be employed in connection with the trusts hereof shall be paid by the Issuer.

     SECTION 7.05. INDEMNIFICATION OF INDENTURE TRUSTEE. Other than with respect to its duties to make payment on the Obligations when due, and its duty to pursue the remedy of acceleration as provided in Section 6.02 hereof, for each of which no additional security or indemnity may be required, the Indenture Trustee shall be under no obligation or duty to perform any act at the request of Noteholders or to institute or defend any suit in respect thereof unless properly indemnified and provided with security to its satisfaction as provided in Section 7.01(c) hereof. The Indenture Trustee shall not be required to take notice, or be deemed to have knowledge, of any default or Event of Default of the Issuer hereunder and may conclusively assume that there has been no such default or Event of Default (other than an Event of Default described in Section 6.01(a), (b), (c), or (d) hereof) unless and until a Responsible Officer shall have been specifically notified in writing at the address in Section 9.01 hereof of such default or Event of Default by (a) the Noteholders of the required percentages in principal amount of the Obligations then Outstanding hereinabove specified; or (b) an Authorized Representative of the Issuer. However, the Indenture Trustee may begin suit, or appear in and defend suit, execute any of the trusts hereby created, enforce any of its rights or powers hereunder, or do anything else in its judgment proper to be done by it as Indenture Trustee, without assurance of reimbursement or indemnity, and in such case the Indenture Trustee shall be reimbursed or indemnified by the

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Noteholders requesting such action, if any, or the Issuer in all other cases, for all fees, costs and expenses, liabilities, outlays and counsel fees and other reasonable disbursements properly incurred in connection therewith, unless such fees, costs and expenses, liabilities, outlays and attorneys' fees and other reasonable disbursements properly incurred in connection therewith are adjudicated to have resulted from the negligence or willful misconduct of the Indenture Trustee. In furtherance and not in limitation of this Section 7.05, the Indenture Trustee shall not be liable for, and shall be held harmless by the Issuer from, following any orders, instructions or other directions upon which the Indenture Trustee is authorized to rely pursuant to this Indenture or any other agreement to which it is a party. If the Issuer or the Noteholders, as appropriate, shall fail to make such reimbursement or indemnification, the Indenture Trustee may reimburse itself from any money in its possession under the provisions of this Indenture, subject only to the prior lien of the Notes for the payment of the principal thereof, premium, if any, and interest thereon from the Revenue Fund. None of the provisions contained in this Indenture or any other Agreement to which it is a party shall require the Indenture Trustee to act or to expend or risk its own funds or otherwise incur individual financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if the Noteholders shall not have offered security and indemnity acceptable to it or if it shall have reasonable grounds for believing that prompt repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     The Issuer shall indemnify the Indenture Trustee and its officers, agents, directors and employees, against any and all loss, liability or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder or under the Basic Documents including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or under the Basic Documents. Without limiting the foregoing, the Issuer agrees to indemnify and hold harmless the Indenture Trustee from and against any liability (including for taxes, penalties or interest asserted by any taxing jurisdiction) arising from any failure to withhold taxes from amounts payable in respect of payments from the Trust Estate. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder, except to the extent of any loss, liability or expense resulting from such failure. The Issuer need not reimburse any expense or indemnity against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

     SECTION 7.06. INDENTURE TRUSTEE'S RIGHT TO RELIANCE. The Indenture Trustee shall fully be protected in acting upon any notice, resolution, request, consent, order, certificate, report, appraisal, opinion, report or document of the Issuer or the Servicer or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Indenture Trustee may consult with experts and with counsel (who may, but need not, be counsel for the Issuer, the Indenture Trustee, or for a Noteholder), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered, and in respect of any determination made by it hereunder in good faith and in accordance with the opinion of such counsel.

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     Whenever in the administration hereof the Indenture Trustee shall reasonably deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an Authorized Representative of the Issuer or an authorized officer of the Administrator.

     The Indenture Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby; provided, however, that the Indenture Trustee shall be liable for its negligence or willful misconduct in taking such action.

     The Indenture Trustee is authorized, under this Indenture, subject to
Section 5.09 hereof, to sell, assign, transfer or convey Financed Student Loans in accordance with an Issuer Order. If such Financed Student Loan was originated under the Act, such Issuer Order shall certify that the Person to whom such Financed Student Loan is sold, assigned, transferred, or conveyed is an Eligible Lender unless not required by the Act. The Indenture Trustee is further authorized to enter into agreements with other Persons, in its capacity as Indenture Trustee, in order to carry out or implement the terms and provisions of this Indenture.

     The duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Agreement, and the Indenture Trustee shall take such action with respect to this Agreement as it shall be directed hereunder, and the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and as specifically directed by the Issuer or the Administrator, and no implied covenants or obligations shall be read into this Agreement against the Indenture Trustee.

     The Indenture Trustee shall not be liable for any error of judgment made in good faith by an officer or officers of the Indenture Trustee, unless it shall be conclusively determined by a court of competent jurisdiction that the Indenture Trustee was grossly negligent in ascertaining the pertinent facts.

     The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

     SECTION 7.07. COMPENSATION OF INDENTURE TRUSTEE. Except as otherwise expressly provided herein, all advances, counsel fees and other expenses reasonably made or incurred by the Indenture Trustee in and about the execution and administration of the trust hereby created and reasonable compensation to the Indenture Trustee for its services in the premises shall be paid by the Issuer. The compensation of the Indenture Trustee shall not be limited to or by any provision of law in regard to the compensation of trustees of an express trust. If not paid by the Issuer, the Indenture Trustee shall have a lien against all money held pursuant to this Indenture, subject only to the prior lien of the Obligations against the money and investments in the Revenue Fund for the payment of the principal thereof, premium, if any, and interest thereon, for such reasonable compensation, expenses, advances and counsel fees incurred in and about the execution of the trusts hereby created and the exercise and performance of the powers and duties

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of the Indenture Trustee hereunder and the cost and expense incurred in defending against any liability in the premises of any character whatsoever (unless such liability is adjudicated to have resulted from the negligence or willful misconduct of the Indenture Trustee).

     SECTION 7.08. INDENTURE TRUSTEE MAY OWN NOTES. The Indenture Trustee hereunder, or any successor Indenture Trustee, in its individual or other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer, with the same rights it would have if it were not the Indenture Trustee. The Indenture Trustee may act as depository for, and permit any of its officers or directors to act as a member of, or act in any other capacity in respect to, any committee formed to protect the rights of the Noteholders or to effect or aid in any reorganization growing out of the enforcement of the Notes or of this Indenture, whether or not any such committee shall represent the Noteholders of more than 60% of the principal amount of the Outstanding Obligations.

     SECTION 7.09. RESIGNATION OF INDENTURE TRUSTEE. The Indenture Trustee and any successor to the Indenture Trustee may resign and be discharged from the trust created by this Indenture by giving to the Issuer notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Indenture Trustee shall have been appointed pursuant to Section 7.11 hereof (and is qualified to be the Indenture Trustee under the requirements of Section 7.11 hereof). If no successor Indenture Trustee has been appointed by the date specified or within a period of 90 days from the receipt of the notice by the Issuer, whichever period is the longer, the Indenture Trustee may (a) appoint a temporary successor Indenture Trustee having the qualifications provided in Section 7.11 hereof; or (b) request a court of competent jurisdiction to (i) require the Issuer to appoint a successor, as provided in Section 7.11 hereof, within three days of the receipt of citation or notice by the court; or (ii) appoint an Indenture Trustee having the qualifications provided in Section 7.11 hereof. In no event may the resignation of the Indenture Trustee be effective until a qualified successor Indenture Trustee shall have been selected and appointed. In the event a temporary successor Indenture Trustee is appointed pursuant to clause (a) above, the Issuer may remove such temporary successor Indenture Trustee and appoint a successor thereto pursuant to Section 7.11 hereof.

     SECTION 7.10. REMOVAL OF INDENTURE TRUSTEE. The Indenture Trustee or any successor Indenture Trustee may be removed (a) at any time by the Noteholders of a majority of the principal amount of the Highest Priority Obligations then Outstanding; (b) by the Issuer for cause or upon the sale or other disposition of the Indenture Trustee or its corporate trust functions; or (c) by the Issuer without cause so long as no Event of Default as described in Section 6.01(a),
(b), (c), (d) or (e) exists or has existed within the last 30 days, upon payment to the Indenture Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Issuer and acceptance thereof by said successor. One copy of any such order of removal shall be filed with the Issuer and the other with the Indenture Trustee so removed.

     In the event an Indenture Trustee (or successor Indenture Trustee) is removed by any person or for any reason permitted hereunder, such removal shall not become effective until (a) in the case of removal by the Noteholders, such Noteholders by instrument or concurrent instruments in writing (signed and acknowledged by such Noteholders or their attorneys-in-fact)

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filed with the Indenture Trustee removed have appointed a successor Indenture
Trustee or otherwise the Issuer shall have appointed a successor; and (b) the successor Indenture Trustee has accepted appointment as such.

     SECTION 7.11. SUCCESSOR INDENTURE TRUSTEE. In case at any time the Indenture Trustee or any successor Indenture Trustee shall resign, be dissolved, or otherwise shall be disqualified to act or be incapable of acting, or in case control of the Indenture Trustee or of any successor Indenture Trustee or of its officers shall be taken over by any public officer or officers, a successor Indenture Trustee may be appointed by the Issuer. In the case of any such appointment by the Issuer of a successor to the Indenture Trustee, the Issuer shall forthwith cause notice thereof to be mailed to the Noteholders at the address of each Noteholder appearing on the note registration books maintained by the Indenture Trustee. Every successor Indenture Trustee appointed by the Noteholders, by a court of competent jurisdiction, or by the Issuer shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $50,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state authority, and be an Eligible Lender so long as such designation is necessary to maintain guarantees and federal benefits under the Act with respect to the Financed Student Loans originated under the Act.

     SECTION 7.12. MANNER OF VESTING TITLE IN INDENTURE TRUSTEE. Any successor Indenture Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor Indenture Trustee, and also to the Issuer, an instrument accepting such appointment hereunder, and thereupon such successor Indenture Trustee, without any further act, deed, or conveyance shall become fully vested with all the estate, properties, rights, powers, trusts, duties, and obligations of its predecessors in trust hereunder (except that the predecessor Indenture Trustee shall continue to have the benefits to indemnification hereunder together with the successor Indenture Trustee), with like effect as if originally named as Indenture Trustee herein; but the Indenture Trustee ceasing to act shall nevertheless, on the written request of an Authorized Representative of the Issuer, or an authorized officer of the successor Indenture Trustee, execute, acknowledge, and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Indenture Trustee all the right, title, and interest of the Indenture Trustee which it succeeds, in and to pledged Revenue and Funds and such rights, powers, trusts, duties, and obligations, and the Indenture Trustee ceasing to act also, upon like request, pay over, assign, and deliver to the successor Indenture Trustee any money or other property or rights subject to the lien of this Indenture, including any pledged securities which may then be in its possession. Should any deed or instrument in writing from the Issuer be required by the successor Indenture Trustee for more fully and certainly vesting in and confirming to such new Indenture Trustee such estate, properties, rights, powers, and duties, any and all such deeds and instruments in writing shall on request be executed, acknowledged and delivered by the Issuer.

     In case any of the Notes to be issued hereunder shall have been authenticated but not delivered, any successor Indenture Trustee may adopt the certificate of authentication of the Indenture Trustee or of any successor to the Indenture Trustee; and in case any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes

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in its own name; and in all such cases such certificate shall have the full force which it has anywhere in the Notes or in this Indenture.

     SECTION 7.13. ADDITIONAL COVENANTS BY THE INDENTURE TRUSTEE TO CONFORM TO THE ACT. The Indenture Trustee covenants that it will at all times be an Eligible Lender under the Act so long as such designation is necessary, as determined by the Issuer, to maintain the guarantees and federal benefits under the Act with respect to the Financed Student Loans, that it will acquire Student Loans originated under the Act in its capacity as an Eligible Lender and that it will not dispose of or deliver any Financed Student Loans originated under the Act or any security interest in any such Financed Student Loans to any party who is not an Eligible Lender so long as the Act or Regulations adopted thereunder require an Eligible Lender to be the owner or holder of such Financed Student Loans; provided, however, that nothing above shall prevent the Indenture Trustee from delivering the Student Loans to the Servicer or the Guarantee Agency.

     SECTION 7.14. LIMITATION WITH RESPECT TO EXAMINATION OF REPORTS. Except as provided in this Indenture, the Indenture Trustee shall be under no duty to examine any report or statement or other document required or permitted to be filed with it by the Issuer.

     SECTION 7.15. SERVICING AGREEMENT. The Indenture Trustee acknowledges the receipt of a copy of the Servicing Agreement.

     SECTION 7.16. ADDITIONAL COVENANTS OF INDENTURE TRUSTEE. The Indenture Trustee, by the execution hereof, covenants, represents and agrees that:

          (a) it will not exercise any of the rights, duties, or privileges under this Indenture in such manner as would cause the Student Loans held or acquired under the terms hereof to be transferred, assigned, or pledged as security to any person or entity other than as permitted by this Indenture; and

          (b) it will comply with the Act and the Regulations and will, upon written notice from an Authorized Representative of the Issuer, the Secretary, or the Guarantee Agency, use its reasonable efforts to cause this Indenture to be amended (in accordance with Section 8.01 hereof) if the Act or Regulations are hereafter amended so as to be contrary to the terms of this Indenture.

     SECTION 7.17. DUTY OF INDENTURE TRUSTEE WITH RESPECT TO RATING AGENCIES. It shall be the duty of the Indenture Trustee to notify each Rating Agency then rating any of the Notes (but the Indenture Trustee shall incur no liability for any failure to do so) of (a) any change, expiration, extension, or renewal of this Indenture, (b) redemption or defeasance of all the Notes, (c) any change in the Indenture Trustee or (d) any other information specifically required to be reported to each Rating Agency by the Indenture Trustee under any Supplemental Indenture; provided, however, the provisions of this Section 7.17 do not apply when such documents have been previously supplied to such Rating Agency and the Indenture Trustee has received written evidence to such effect, all as may be required by this Indenture. All notices required to be forwarded to the Rating Agencies under this Section 7.17 shall be sent in writing at the following addresses:

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     Standard & Poor's Ratings Services
     55 Water Street
     New York, NY 10041
     Attention: Asset-Backed Surveillance Group

     Fitch Ratings
     One State Street Plaza
     New York, NY 10004
     Attention: Structured Finance

     Moody's Investors Service Inc.
     99 Church Street
     New York, NY 10007
     Attention: Structured Finance

     The Indenture Trustee also acknowledges that each Rating Agency's periodic review for maintenance of a Rating on any series of the Notes may involve discussions and/or meetings with representatives of the Indenture Trustee at mutually agreeable times and places.

     SECTION 7.18. MERGER OF THE INDENTURE TRUSTEE. Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Indenture, without the execution or filing of any paper of any further act on the part of any other parties hereto.

     SECTION 7.19. RECEIPT OF FUNDS FROM SUBSERVICER. The Indenture Trustee shall not be accountable or responsible in any manner whatsoever for any action of the Issuer, the depository bank of any funds of the Issuer, or the Servicer while the Servicer or any Subservicer is acting as bailee or agent of the Indenture Trustee with respect to the Financed Student Loans except, to the extent provided in any Custody Agreement, for actions taken in compliance with any instruction or direction given to the Indenture Trustee, or for the application of funds or moneys by any Subservicer until such time as funds are received by the Indenture Trustee.

     SECTION 7.20. SPECIAL CIRCUMSTANCES LEADING TO RESIGNATION OF INDENTURE TRUSTEE. Because the Indenture Trustee serves as trustee hereunder for Obligations of different priorities, it is possible that circumstances may arise which will cause the Indenture Trustee to resign from its position as trustee for one or more of the Obligations. In the event that the Indenture Trustee makes a determination that it should so resign, due to the occurrence of an Event of Default or potential default hereunder, or otherwise, the Issuer may permit such resignation as to one or more of the Obligations or request the Indenture Trustee's resignation as to all Obligations, as the Issuer may elect. If the Issuer should determine that a conflict of interest has arisen as to the trusteeship of any of the Obligations, it may authorize and execute a Supplemental Indenture with one or more successor Indenture Trustees, under which the administration of certain of the Obligations would be separated from the administration of the other Obligations.

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     SECTION 7.21. SURVIVAL OF INDENTURE TRUSTEE'S RIGHTS TO RECEIVE
COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION. The Indenture Trustee's rights to receive compensation, reimbursement and indemnification of money due and owing hereunder at the time of the Indenture Trustee's resignation or removal shall survive the Indenture Trustee's resignation or removal.

     SECTION 7.22. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; CONFLICTING INTERESTS. There shall at all times be an Indenture Trustee hereunder which shall be eligible to act as Indenture Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 7.22, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 7.22, it shall resign immediately in the manner and with the effect specified in this Article VII. Neither the Issuer nor any Person directly or indirectly controlling or controlled by, or under common control with, the Issuer shall serve as Indenture Trustee.

     SECTION 7.23. PAYMENT OF TAXES AND OTHER GOVERNMENTAL CHARGES. The Indenture Trustee shall request, and Noteholders shall provide, all appropriate tax certifications and forms necessary to enable the Issuer or its agents, to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold in respect of the Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any law or regulation, and to pay, deduct or withhold any such taxes or charges and remit them to the relevant taxing authorities as required under law.

     SECTION 7.24. INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Notes, of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel) and of the Noteholders allowed in such judicial proceeding; and

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          (b)  to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same; and any agent, custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Noteholder of Notes to make such payments to the Indenture Trustee, and if the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel, and any other amounts due the Indenture Trustee or any predecessor Indenture Trustee.

     Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder of a Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder of a Note in any such proceeding.

     In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholders parties to any such proceedings.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

     SECTION 8.01. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee may, without the consent of or notice to any of the Noteholders or any holders of Obligations enter into any indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

          (a)  to cure any ambiguity or defect or omission in this Indenture;

          (b) to grant to or confer upon the Indenture Trustee for the benefit of the Noteholders any additional benefits, rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Noteholders or the Indenture Trustee;

          (c) to subject to this Indenture additional revenues, properties or collateral;

          (d) to modify, amend or supplement this Indenture or any Supplemental Indenture hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act or any similar federal statute hereafter in effect or to permit the qualification of the Notes for sale under the securities laws of the United States of America or of any of the states of the United States of America, and, if they so determine, to add to this Indenture or any Supplemental Indenture hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act or similar federal statute;

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          (e)  to evidence the appointment of a separate or co-Trustee or a co-registrar or transfer agent or the succession of a new Indenture Trustee hereunder, or any additional or substitute Guarantee Agency or Servicer;

          (f) to add such provisions to or to amend such provisions of this Indenture as may, in Note Counsel's opinion, be necessary or desirable to assure implementation of the Program in conformance with the Act if along with such Supplemental Indenture there is filed a Note Counsel's opinion to the effect that the addition or amendment of such provisions will in no way impair the existing security of the Noteholders or any holders of Outstanding Obligations;

          (g) to make any change as shall be necessary in order to obtain and maintain for any of the Notes an investment grade Rating from a nationally recognized rating service, which changes, in the opinion of the Indenture Trustee are not to the prejudice of the Noteholder of any of the Obligations;

          (h) to make any changes necessary to comply with the Act, the Regulations or the Code and the regulations promulgated thereunder;

          (i) to provide for the issuance of Notes pursuant to the provisions of Section 2.09 of this Indenture, including the creation of appropriate Funds, Accounts and Subaccounts with respect to such Notes;

          (j) to make the terms and provisions of this Indenture, including the lien and security interest granted herein, applicable to a Derivative Product, and to modify Section 3.03 hereof with respect to any particular Derivative Product;

          (k) to create any additional Funds or Accounts or Subaccounts under this Indenture deemed by the Indenture Trustee to be necessary or desirable;

          (l) to amend the Indenture to allow for any Notes to be supported by a letter of credit or insurance policy or a liquidity agreement, including amendments with respect to repayment to such a provider on a parity with any Notes or Derivative Product and providing rights to such provider under this Indenture, including with respect to defaults and remedies;

          (m) to amend the Indenture to provide for use of a surety bond or other financial guarantee instrument in lieu of cash and/or Eligible Investments in all or any portion of the Reserve Fund, so long as such action shall not adversely affect the Ratings on any of the Notes;

          (n) to make any other change which, in the judgment of the Indenture Trustee is not to the material prejudice of the Noteholders or any holders of Obligations; or

          (o)  to make any other change with a Rating Confirmation;

provided, however, that nothing in this Section 8.01 shall permit, or be construed as permitting, any modification of the trusts, powers, rights, duties, remedies, immunities and privileges of the

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Indenture Trustee without the prior written approval of the Indenture Trustee, which approval shall be evidenced by execution of a Supplemental Indenture.

     The Issuer shall provide written notice to the Rating Agencies prior to entering into any indenture or indentures supplemental to this Indenture for any one or more of the purposes set forth pursuant to paragraphs (a) through (o) above.

     SECTION 8.02. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF NOTEHOLDERS. Exclusive of Supplemental Indentures covered by Section 8.01 hereof and subject to the terms and provisions contained in this Section 8.02, and not otherwise, the Noteholders of not less than a majority of the principal amount of each class of affected Notes and each affected Derivative Product then Outstanding shall have the right, from time to time, to consent to and approve the execution by the Issuer and the Indenture Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer and/or the Indenture Trustee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any Supplemental Indenture; provided, however, that nothing in this Section 8.02 shall permit, or be construed as permitting
(a) without the consent of the Noteholders of each affected Note and each Derivative Product then Outstanding, (i) an extension of the maturity date of the principal of or the interest on any Obligation, (ii) a reduction in the principal amount of any Obligation or the rate of interest thereon, (iii) a privilege or priority of any Obligation or Obligations over any other Obligation or Obligations except as otherwise provided herein, (iv) a reduction in the aggregate principal amount of the Obligations required for consent to a Supplemental Indenture, or (v) the creation of any lien other than a lien ratably securing all of the Obligations at any time Outstanding hereunder except as otherwise provided herein; or (b) any modification of the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of the Indenture Trustee without the prior written approval of the Indenture Trustee.

     If at any time the Issuer shall request that the Indenture Trustee enter into any such Supplemental Indenture for any of the purposes of this Section 8.02, the Indenture Trustee shall be entitled to receive an opinion of counsel from the Issuer that all conditions precedent to the execution of any supplement have been met. The Indenture Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such Supplemental Indenture to be mailed by registered or certified mail to each Noteholder of an Obligation at the address shown on the registration books or listed in any Derivative Product. Such notice (which shall be prepared by the Issuer) shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the principal corporate trust office of the Indenture Trustee for inspection by all Noteholders. If, within 60 days, or such longer period as shall be prescribed by the Issuer, following the mailing of such notice, the Noteholders of not less than a majority of the principal amount of each class of affected Notes and each affected Derivative Product then Outstanding at the time of the execution of any such Supplemental Indenture shall have consented in writing to and approved the execution thereof as herein provided, no Noteholder of any Obligation shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Indenture Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such Supplemental Indenture as in this

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Section 8.02 permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

     SECTION 8.03. ADDITIONAL LIMITATION ON MODIFICATION OF INDENTURE. None of the provisions of this Indenture (including Sections 8.01 and 8.02 hereof) shall permit an amendment to the provisions of the Indenture which permits the transfer of all or part of the Financed Student Loans originated under the Act or granting of a security interest therein to any Person other than an Eligible Lender or the Servicer, unless the Act or Regulations are hereafter modified so as to permit the same.

     SECTION 8.04. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Notes, the Indenture Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder to which a Responsible Officer of the Indenture Trustee has actual knowledge or is in receipt of a written notice thereof in accordance with the terms of this Indenture, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest with respect to any Note, or in the payment of any sinking fund installment with respect to the Notes, the Indenture Trustee shall be protected in withholding such notice if and so long as an authorized officer of the Indenture Trustee in good faith determines that the withholding of such notice is in the interest of the Noteholders. For the purpose of this Section 8.04, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

     SECTION 8.05. CONFORMITY WITH THE TRUST INDENTURE ACT. Every Supplemental Indenture executed pursuant to this Article VIII shall conform to the requirements of the TIA as then in effect.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     SECTION 9.01. NOTICES. Any notice, request or other instrument required by this Indenture to be signed or executed by the Noteholders of Obligations may be executed by the execution of any number of concurrent instruments of similar tenor, and may be signed or executed by such Noteholders of Obligations in person or by agent appointed in writing. As a condition for acting thereunder the Indenture Trustee may demand proof of the execution of any such instrument and of the fact that any person claiming to be the owner of any of said Obligations is such owner and may further require the actual deposit of such Obligation or Obligations with the Indenture Trustee. The fact and date of the execution of such instrument may be proved by the certificate of any officer in any jurisdiction who by the laws thereof is authorized to take acknowledgments of deeds within such jurisdiction, that the person signing such instrument acknowledged before him the execution thereof, or may be proved by any affidavit of a witness to such execution sworn to before such officer.

     The amount of Notes held by any person executing such instrument as a Noteholder of Notes and the fact, amount, and numbers of the Notes held by such person and the date of his holding the same may be proved by a certificate executed by any responsible trust company,

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bank, banker, or other depository in a form approved by the Indenture Trustee, showing that at the date therein mentioned such person had on deposit with such depository the Notes described in such certificate; provided, however, that at all times the Indenture Trustee may require the actual deposit of such Note or Notes with the Indenture Trustee.

     All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or facsimile or similar writing) at the following addresses, and each address shall constitute each party's respective "Office" for purposes of this Indenture:

     If intended for the Issuer:  GMAC Education Loan Funding Trust-I
                                  c/o Wilmington Trust Company
                                  Rodney Square North, 1100 North Market Street Wilmington, DE 19890-0001
                                  Telephone: (302) 636-6000
                                  Facsimile: (302) 636-4140
                                  Attention: Corporate Trust Administration

     With a copy to the
     Administrator:               GMAC Commercial Holding Capital Corp.
                                  1801 California Street, Suite 3700
                                  Denver, CO 80202
                                  Telephone: (303) 293-8500
                                  Facsimile: (303)_________________
                                  Attention: Ronald W. Page

     If intended for the
     Indenture Trustee:           Zions First National Bank
                                  717 17th Street, Suite 301
                                  Denver, CO 80202
                                  Telephone: (720) 947-7470
                                  Facsimile: (720) 947-7480
                                  Attention: Corporate Trust Department

Any party may change the address to which subsequent notices to such party are to be sent, or of its principal office, by notice to the others, delivered by hand or received by telex or facsimile or registered first-class mail, postage prepaid. Each such notice, request or other communication shall be effective when delivered by hand or received by telex or facsimile or first-class mail, postage prepaid.

     SECTION 9.02. COVENANTS BIND ISSUER. The covenants, agreements, conditions, promises, and undertakings in this Indenture shall extend to and be binding upon the successors and assigns of the Issuer, and all of the covenants hereof shall bind such successors and assigns, and each of them, jointly and severally. All the covenants, conditions, and provisions hereof shall be held to be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Noteholders from time to time of the Obligations.

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     No extension of time of payment of any of the Obligations shall operate to release or discharge the Issuer, it being agreed that the liability of the Issuer, to the extent permitted by law, shall continue until all of the Obligations are paid in full, notwithstanding any transfer of Financed Student Loans or extension of time for payment.

     SECTION 9.03. LIEN CREATED. This Indenture shall operate effectually as (a) a grant of lien on and security interest in; and (b) an assignment of, the Trust Estate.

     SECTION 9.04. SEVERABILITY OF LIEN. If the lien of this Indenture shall be or shall ever become ineffectual, invalid, or unenforceable against any part of the Trust Estate, which is not subject to the lien, because of want of power or title in the Issuer, the inclusion of any such part shall not in any way affect or invalidate the pledge and lien hereof against such part of the Trust Estate as to which the Issuer in fact had the right to pledge.

     SECTION 9.05. CONSENT OF NOTEHOLDERS BINDS SUCCESSORS. Any request or consent of the Noteholder of any Obligations given for any of the purposes of this Indenture shall bind all future Noteholders of the same Obligation or any Obligations issued in exchange therefor or in substitution thereof in respect of anything done or suffered by the Issuer or the Indenture Trustee in pursuance of such request or consent.

     SECTION 9.06. NONPRESENTMENT OF NOTES OR INTEREST CHECKS. Should any of the Notes or interest checks not be presented for payment when due, the Indenture Trustee shall retain from any money transferred to it for the purpose of paying the Notes or interest checks so due, for the benefit of the Noteholders thereof, a sum of money sufficient to pay such Notes or interest checks when the same are presented by the Noteholders thereof for payment. Such money shall not be required to be invested. All liability of the Issuer to the Noteholders of such Notes or interest checks and all rights of such Noteholders against the Issuer under the Notes or interest checks or under this Indenture shall thereupon cease and determine, and the sole right of such Noteholders shall thereafter be against such deposit. If any Note or interest check shall not be presented for payment within the period of two years following its payment or redemption date, the Indenture Trustee shall return to the Issuer the money theretofore held by it for payment of such Note or interest check, and such Note or interest check shall (subject to the defense of any applicable statute of limitation) thereafter be an unsecured obligation of the Issuer. The Indenture Trustee's responsibility for any such money shall cease upon remittance thereof to the Issuer.

     SECTION 9.07. LAWS GOVERNING. It is the intent of the parties hereto that this Indenture shall be construed in accordance with the laws of New York without reference to its conflict of law provisions. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

     SECTION 9.08. SEVERABILITY. If any covenant, agreement, waiver, or part thereof in this Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Indenture shall be construed as if the same were not included herein.

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     SECTION 9.09. EXHIBITS. The terms of the Exhibits, if any, attached to this
Indenture are incorporated herein in all particulars.

     SECTION 9.10. NON-BUSINESS DAYS. Except as may otherwise be provided herein, if the date for making payment of any amount hereunder or on any Note, or if the date for taking any action hereunder, is not a Business Day, then such payment can be made without accruing further interest or action can be taken on the next succeeding Business Day, with the same force and effect as if such payment were made when due or action taken on such required date.

     SECTION 9.11. PARTIES INTERESTED HEREIN. Nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any person or entity, other than the Indenture Trustee, the paying agent, if any, and the Noteholders of the Obligations, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Issuer shall be for the sole and exclusive benefit of the Indenture Trustee, the paying agent, if any, and the Noteholders of the Obligations.

     SECTION 9.12. OBLIGATIONS ARE LIMITED OBLIGATIONS. The Notes and the obligations of the Issuer contained in this Indenture are special, limited obligations of the Issuer, secured by and payable solely from the Trust Estate herein provided. The Issuer shall not be obligated to pay the Notes, the interest thereon, or any other obligation created by or arising from this Indenture from any other source.

     SECTION 9.13. COUNTERPARTY RIGHTS. Notwithstanding any provision of this Indenture, no Counterparty which shall be in default under any Derivative Product with the Issuer shall have any of the rights granted to a Counterparty or as the Noteholder of an Obligation hereunder.

     SECTION 9.14. DISCLOSURE OF NAMES AND ADDRESSES OF NOTEHOLDERS. Noteholders by receiving and holding the same, agree with the Issuer and the Indenture Trustee that neither the Issuer nor the Indenture Trustee nor any Securities Depository shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Noteholders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

     SECTION 9.15. AGGREGATE PRINCIPAL AMOUNT OF OBLIGATIONS. Whenever in this Indenture reference is made to the aggregate principal amount of any Obligations, such phrase shall mean, at any time, the principal amount of any Notes and the Derivative Value of any Derivative Product.

     SECTION 9.16. FINANCED STUDENT LOANS. The Issuer expects to acquire Student Loans and to pledge Student Loans to the Indenture Trustee, in accordance with this Indenture, which Student Loans, upon becoming subject to the lien of this Indenture, constitute Financed Student Loans, as defined herein. If for any reason a Financed Student Loan does not constitute a Student Loan, or ceases to constitute a Student Loan, such loan shall continue to be subject to the lien of this Indenture as a Financed Student Loan.

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     SECTION 9.17. LIMITATION OF LIABILITY OF THE DELAWARE TRUSTEE. It is
expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by the Delaware Trustee, not individually or personally but solely as Delaware Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement; (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding only the Issuer; and (c) under no circumstances shall the Delaware Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Basic Documents.

                                    ARTICLE X

                        PAYMENT AND CANCELLATION OF NOTES
                          AND SATISFACTION OF INDENTURE

     SECTION 10.01. TRUST IRREVOCABLE. The trust created by the terms and provisions of this Indenture is irrevocable until the indebtedness secured hereby (the Notes and interest thereon) and all Issuer Derivative Payments are fully paid or provision made for its payment as provided in this Article X.

     SECTION 10.02. SATISFACTION OF INDENTURE.

          (a) If the Issuer shall pay, or cause to be paid, or there shall otherwise be paid (i) to the Noteholders, the principal of and interest on the Notes, at the times and in the manner stipulated in this Indenture; and
     (ii) to each Counterparty, all Issuer Derivative Payments then due, then the pledge of the Trust Estate hereunder, and all covenants, agreements, and other obligations of the Issuer to the Noteholders shall thereupon cease, terminate, and become void and be discharged and satisfied. In such event, the Indenture Trustee shall execute and deliver to the Issuer all such instruments as may be desirable to evidence such discharge and satisfaction, and the Indenture Trustee shall pay over or deliver all money held by it under this Indenture to the party entitled to receive the same under this Indenture.

          (b) Notes and any other Obligations issued under this Indenture will be considered to have been paid if money for their payment or redemption has been set aside and is being held in trust by the Indenture Trustee. Any outstanding Note will be considered to have been paid if the Note is to be redeemed on any date prior to its stated maturity and notice of redemption has been given as provided in this Indenture and on said date there shall have been deposited with the Indenture Trustee either money or Eligible Investments described in (a) of such definition, the principal of and the interest on which when due will provide money sufficient to pay the principal of and interest to become due on the Note.

          (c) Any Issuer Derivative Payments are deemed to have been paid and the applicable Derivative Product terminated when payment of all Issuer Derivative

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     Payments due and payable to each Counterparty under its respective
     Derivative Product have been made or duly provided for to the satisfaction of each Counterparty and the respective Derivative Product has been terminated.

          (d) In no event shall the Indenture Trustee deliver over to the Issuer any Financed Student Loans originated under the Act unless the Issuer is an Eligible Lender, if the Act or Regulations then in effect require the owner or holder of such Financed Student Loans to be an Eligible Lender.

     SECTION 10.03. CANCELLATION OF PAID NOTES. Any Notes which have been paid or purchased by the Issuer, mutilated Notes replaced by new Notes, and any temporary Note for which definitive Notes have been delivered shall (unless otherwise directed by the Issuer by Issuer Order) forthwith be cancelled by the Indenture Trustee and, except for temporary Notes, returned to the Issuer.

                                   ARTICLE XI

                                   TERMINATION

     SECTION 11.01. TERMINATION OF THE TRUST.

          (a) The trust created by this Indenture (the "Trust") shall terminate upon the later of (i) payment to the Noteholders and to the Indenture Trustee of all amounts required to be paid to them pursuant to this Indenture and any Supplemental Indenture and the disposition of all property held as part of the Trust Estate; or (ii) the day following the date on which all reimbursement obligations to the Counterparties, if any, and any other Person as may be provided for in any Supplemental Indenture have been paid in full. The Issuer shall promptly notify the Indenture Trustee of any prospective termination pursuant to this Section 11.01.

          (b) Notice of any prospective termination, specifying the Payment Date for payment of the final distribution and requesting the surrender of the Notes for cancellation, shall be given promptly by the Indenture Trustee by letter to Noteholders mailed not less than 10 nor more than 15 days preceding the specified Payment Date stating (i) the Payment Date upon which final payment of the Notes shall be made, (ii) the amount of any such final payment, and (iii) the location for presentation and surrender of the Notes. Payment of the final distribution which shall be made only upon presentation and surrender of the Notes at the corporate trust office of the Indenture Trustee specified in the notice.

     SECTION 11.02. NOTICE. The Indenture Trustee shall give notice of termination of the Trust to the Issuer and each Rating Agency.

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                                   ARTICLE XII

                             REPORTING REQUIREMENTS

     SECTION 12.01. ANNUAL STATEMENT AS TO COMPLIANCE. The Servicer will cause each Subservicer to deliver to the Servicer, each Rating Agency, the Indenture Trustee and the Issuer, on or before March 15 of each year, beginning with March 15, 2004, a certificate dated as of December 31 of the preceding year stating that (a) a review of the activities of the Subservicer during the preceding calendar year (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 2003) and of its performance under the Subservicing Agreement has been made under the supervision of the officer signing such certificate; and (b) to the best of such officers' knowledge, based on such review, the Subservicer has fulfilled all its obligations under the Subservicing Agreement throughout such year, or, there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and statue thereof.

     SECTION 12.02. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SUBSERVICING REPORT. Within 120 days of the end of each Subservicer's regular fiscal-year or calendar-year audit period, the Servicer shall cause each Subservicer, at its expense, to cause a firm of independent public accountants to furnish a statement to each Rating Agency, the Issuer and the Indenture Trustee (with a copy to the Servicer) to the effect that such firm has examined certain documents and records relating to the servicing of the Financed Student Loans (during the preceding year) under servicing agreements substantially similar one to another and to the applicable Subservicing Agreement and that, on the basis of such examination, such servicing has been conducted in compliance with such servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, requires it to report and which are set forth in such report.

     SECTION 12.03. ADMINISTRATOR'S CERTIFICATE. Each month, not later than the fifteenth day of each month, the Issuer shall cause the Administrator to deliver to the Indenture Trustee, an Officer's Certificate certifying to the accuracy of the monthly statement contemplated by Section 12.04.

     SECTION 12.04. STATEMENTS TO NOTEHOLDERS. On or before the fifteenth day of each month, the Issuer shall provide or cause to be provided to the Indenture Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward within five days of receipt to each Noteholder, a statement setting forth information with respect to the Notes and Financed Student Loans as of the end of the preceding month, the following to the extent applicable:

          (a) the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

          (b) the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

          (c) the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

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          (d)  the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

          (e) the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

          (f) the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

          (g) the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

          (h) the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

          (i) the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

          (j) the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

          (k) the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

          (l) the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

          (m) the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

          (n) the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

          (o) the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) [__ to __] days delinquent, (ii) [__ to __] days delinquent, (iii) [__ to __] days delinquent, (iv) [__ to ___] days delinquent, (v) [___ to ___] days delinquent, (vi) [___ to ___] days delinquent, (vii) [___ to ___] days delinquent, (viii) [___ to ___] delinquent, (ix) [___ to ___] days delinquent, (x) greater than [___] days delinquent and (xi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

          (p) the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

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          (q)  the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

     Each amount set forth pursuant to paragraph (b) and (c) above shall be expressed as a dollar amount per authorized denomination of a Note. A copy of the statements referred to above may be obtained by any Noteholder by a written request to the Indenture Trustee, addressed to its Corporate Trust Office.

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     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this
Indenture to be duly executed by their respective Authorized Officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                        GMAC EDUCATION LOAN FUNDING
                                        TRUST-I

                                        By: WILMINGTON TRUST COMPANY, not in
                                        its individual capacity but solely as
                                        Delaware Trustee


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------


                                        ZIONS FIRST NATIONAL BANK, not in its
                                        individual capacity but solely as
                                        Indenture Trustee


                                        By
                                           -------------------------------------
                                           David W. Bata
                                           Vice President


                                        Acknowledged and accepted as to clause
                                        "C" of the Granting Clauses as of the
                                        day and year first above written:

                                        ZIONS FIRST NATIONAL BANK, not in its
                                        individual capacity but solely as
                                        Eligible Lender Trustee


                                        By
                                           -------------------------------------
                                           David W. Bata
                                           Vice President

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                                    EXHIBIT A

                      STUDENT LOAN ACQUISITION CERTIFICATE

     This Student Loan Acquisition Certificate is submitted pursuant to the provisions of Section 5.02 of the Indenture of Trust, dated as of March 1, 2003 (the "Indenture"), among GMAC Education Loan Funding Trust-I (the "Issuer"), Zions First National Bank, as Indenture Trustee and Zions First National Bank, as Eligible Lender Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the same meanings given to such terms in the Indenture. In your capacity as Indenture Trustee, you are hereby authorized and requested to disburse to ____________________ the sum of $__________ (or, in the case of an exchange, the Student Loans listed in Exhibit A hereto) for the acquisition of Student Loans. With respect to the Student Loans so to be acquired, the Issuer hereby certifies as follows:

     1. The Student Loans to be acquired are those specified in Schedule A attached hereto (the "Acquired Student Loans"). The remaining unpaid principal amount of each Acquired Student Loan is as shown on such Schedule A.

     2. The amount to be disbursed pursuant to this Certificate does not exceed the amount permitted by Section 5.02 of the Indenture (or, if a Financed Student Loan is being sold in exchange for an Acquired Student Loan under the Indenture, the aggregate unpaid principal amount of, and accrued interest on, such Financed Student Loan does not exceed the amount permitted by Section 5.02 of the Indenture) and is being acquired at a price which permits the results of the cash flow analysis provided to each Rating Agency to be sustained.

     3. Each Acquired Student Loan is an Student Loan authorized so to be acquired by, and is in compliance with the provisions of, the Indenture.

     4. You have been previously, or are herewith, provided with the following items (the items listed in (a), (b), (c), (d), (f) and (g) have been received and are being retained, on your behalf, by the Issuer or the Servicer):

          (a) a copy of the Loan Sale Agreement between the Issuer and the Eligible Lender with respect to the Acquired Student Loans;

          (b) with respect to each Insured Loan included among the Acquired Student Loans, the Certificate of Insurance relating thereto;

          (c) with respect to each Guaranteed Loan included among the Acquired Student Loans, a certified copy of the Guarantee Agreement relating thereto;

          (d) an opinion of counsel to the Issuer specifying each action necessary to perfect a security interest in all Student Loans to be acquired by the Issuer pursuant to the Loan Sale Agreement in favor of the Indenture Trustee in the manner provided for by the provisions of 20 U.S.C. Sections 1087-2(d)(3) or 20 U.S.C. Sections 1082 (m)(1)(D)(iv), as
     applicable (you are authorized to rely on the advice of a single blanket opinion of counsel to the Issuer until such time as the Issuer shall provide any amended opinion to you);

          (e) a certificate of an Authorized Representative of the Issuer to the effect that (i) the Issuer is not in default in the performance of any of its covenants and agreements made in the Loan Sale Agreement relating to the Acquired Student Loans; (ii) with respect to all Acquired Student Loans which are Insured, Insurance is in effect with respect thereto, and with respect to all Acquired Student Loans which are Guaranteed, the Guarantee Agreement is in effect with respect thereto; and (iii) the Issuer is not in default in the performance of any of its covenants and agreements made in any Contract of Insurance or the Guarantee Agreement applicable to the Acquired Student Loans;

          (f) evidence that the promissory notes evidencing the Acquired Student Loans have had stamped thereon or affixed thereto (individually or by blanket endorsement) a notice specifying that they have been assigned to the Indenture Trustee with all necessary endorsements; and

          (g) instruments duly assigning the Acquired Student Loans to the Indenture Trustee.

     5. The Issuer is not, on the date hereof, in default under the Indenture or in the performance of any of its covenants and agreements made in the Loan Sale Agreement relating to the Acquired Student Loans, and, to the best knowledge of the Issuer, the Eligible Lender is not in default under the Loan Sale Agreement applicable to the Acquired Student Loans. The Issuer is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph 4 hereof, nor of any circumstances which would reasonably prevent reliance upon the opinion of counsel referred to in paragraph 4(d) hereof.

     6. All of the conditions specified in the Loan Sale Agreement applicable to the Acquired Student Loans and the Indenture for the acquisition of the Acquired Student Loans and the disbursement hereby authorized and requested have been satisfied; provided that the Issuer may waive the requirement of receiving an opinion of counsel from the counsel to the Lender.

     7. If a Financed Student Loan is being sold in exchange for an Acquired Student Loan, the final expected maturity date of such Acquired Student Loan shall be substantially similar to that of the Financed Student Loan being sold and such sale and exchange shall not adversely affect the ability of the Trust Estate to make timely principal and interest payments on its Obligations.

     8. With respect to all Acquired Student Loans which are Insured, Insurance is in effect with respect thereto, and with respect to all Acquired Student Loans which are Guaranteed, the Guarantee Agreement is in effect with respect thereto.

     9. The Issuer is not in default in the performance of any of its covenants and agreements made in any Contract of Insurance or the Guarantee Agreement applicable to the Acquired Student Loans.

     10. The undersigned is authorized to sign and submit this Certificate on behalf of the Issuer.

     11. Student Loans are being acquired at a price which permits the results of the cash flow analyses provided to the Rating Agencies on the Date of Issuance to be sustained.

     WITNESS my hand this _____ day of __________ 20__.

                                      GMAC EDUCATION LOAN FUNDING
                                      TRUST-I, as Issuer

                                      By: GMAC Commercial Holding Capital Corp.,
                                          as Administrator


                                      By
                                         -------------------------------------
                                      Name
                                           -----------------------------------
                                      Title
                                            ----------------------------------

                                   SCHEDULE A

                          STUDENT LOANS TO BE ACQUIRED

                                    EXHIBIT B

                              FORM OF ISSUER ORDER

                       GMAC EDUCATION LOAN FUNDING TRUST-I

Issuer Order for the transfer of moneys from the Revenue Fund to the Operating Fund pursuant to Section 5.03 of the Master Indenture.

                              [__________ __, 200_]

To: Zions First National Bank, as indenture trustee (the "Indenture Trustee") under the Indenture of Trust, dated as of March 1, 2003 (the "Master Indenture"), among GMAC Education Loan Funding Trust-I (the "Issuer"), Zions First National Bank, as eligible lender trustee and Zions First National Bank, as Indenture Trustee, as supplemented from time to time (the "Indenture")

Ladies and Gentlemen:

     Pursuant to Section 5.03 of the Master Indenture, you hereby are authorized and directed to transfer moneys in the Revenue Fund, on _________ __, 20__, to the Operating Fund, subject to Section 5.05 of the Master Indenture.

     The Issuer hereby certifies that the amount so transferred (a) does not exceed the amount budgeted by the Issuer as Program Expenses for such Fiscal Year with respect to the Notes, (b) does not exceed the amount designated therefore in the cash flows provided to each Rating Agency and (c) is in compliance with the provisions of the Indenture and each Supplemental Indenture.

                                      Very truly yours,

                                      GMAC EDUCATION LOAN FUNDING TRUST-I

                                      By: GMAC Commercial Holding Capital Corp.,
                                      as Administrator


                                      By
                                         ---------------------------------------
                                      Name
                                           -------------------------------------
                                      Title
                                            ------------------------------------

Dated: [__________ __, 200_]